SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          ImClone Systems Incorporated
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee Required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

       1) Amount previously paid:

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

                                                              PRELIMINARY COPIES

                          IMCLONE SYSTEMS INCORPORATED

                                180 Varick Street

                               New York, NY 10014

                          ----------------------------

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 1997

                          ----------------------------



To The Stockholders of ImClone Systems Incorporated:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ImClone Systems Incorporated (the "Company") will be held at 10:00 a.m., local time, on Tuesday, June 3, 1997 at the Company's offices at 180 Varick Street, Seventh Floor, New York, New York 10014, for the following purposes:

     1.   To elect nine directors.

     2. To consider and vote upon a proposal to amend the Company's 1996 Incentive Stock Option Plan (the "1996 ISO Plan") to (i) increase the total number of shares of the Company's common stock, $.001 par value (the "Common Stock") which may be issued pursuant to options which may be granted under the 1996 ISO Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares of Common Stock which have been or may be issued pursuant to options granted under the
          Company's 1996 Non-Qualified Stock Option Plan (the "1996 Non-Qualified Plan"); and (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board of Directors (the "Board") may administer the 1996 ISO Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     3. To consider and vote upon a proposal to amend the Company's 1996 Non-Qualified Plan to (i) increase the total number of shares of
          Common Stock which may be issued pursuant to options which may be granted under the 1996 Non-Qualified Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares of Common Stock which have been or may be issued pursuant to options granted under the 1996 ISO Plan; (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board may administer the 1996 Non-Qualified Stock Option Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under the Exchange Act; (iii) provide that members of the Board or any committee administering the 1996 Non-Qualified Plan are eligible to receive discretionary grants of options thereunder; and (iv) clarify that key consultants and employees of the Company are eligible to participate in the 1996 Non-Qualified Plan in addition to key advisors and directors.

     4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the total number of shares of Common Stock the Company is authorized to issue from 30,000,000 shares to 45,000,000 shares.

     5. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1997.

     6. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

     Only holders of Common Stock of record at the close of business on April 7, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Directors



New York, NY                            JOHN B. LANDES
April ___, 1997                         Secretary


Whether or not you expect to attend the Meeting, please complete, sign and date the enclosed proxy and promptly return it in the envelope provided to the Company's transfer agent, Boston EquiServe, 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021, to be received no later than May 30, 1997. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in sending in your proxy promptly. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                          IMCLONE SYSTEMS INCORPORATED

                                180 Varick Street

                            New York, New York 10014

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of ImClone Systems Incorporated (the "Company") to be held at 10:00 a.m., local time, on Tuesday, June 3, 1997 at the Company's principal executive offices at 180 Varick Street, Seventh Floor, New York, New York 10014, and at any adjournments thereof (the "Meeting"). The accompanying proxy is solicited by the Board of Directors of the Company ("the Board") and is revocable by the stockholders any time before it is voted. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The close of business on April 7, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On April 7, 1997, the Company had 23,693,199 shares of common stock, par value $.001 per share (the "Common Stock"), outstanding and entitled to vote. Such shares of Common Stock are the only outstanding voting securities of the Company. Each share held of record on the Record Date will be entitled to one vote at the Meeting. There are no cumulative voting rights. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about April 25, 1997.

     To be elected as a director under Proposal No. 1, a director must receive a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date, present in person or represented by proxy at the Meeting and entitled to vote thereon, is necessary for approval of Proposal Nos. 2, 3 and 5. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is necessary for approval of Proposal No. 4. A quorum is representation in person or by proxy at the Meeting of at least a majority of the shares of Common Stock outstanding on the Record Date.

     Pursuant to the Delaware General Corporation Law, only votes cast "For" a matter constitute affirmative votes. Proxies which are voted by marking "Withheld" or "Abstain" on a particular matter are counted as present for quorum purposes and for purposes of determining the outcome of such matter, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" a particular matter. If a validly executed proxy card is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of votes present at the Meeting for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter, thereby reducing the number of affirmative votes required for the approval of such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, because such broker non-votes are not cast "For" a particular matter, they will have the same effect as negative votes or votes "Against" such proposals. The Board knows of no matters which are to be presented for consideration at the Meeting other than those specifically described in the Notice of Annual Meeting of Stockholders, but, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

                                 PROPOSAL NO. 1

                         ELECTION OF BOARD OF DIRECTORS

     It is proposed that the nine nominees named below will be elected at the Meeting to serve as directors of the Company for one-year terms. It is the intention of the persons named in the accompanying proxy, unless otherwise instructed, to vote for the nominees named herein. All such persons are currently members of the Board of Directors (the "Board"). No proxy may be voted for more persons than the number of nominees listed below. The Board has no reason to believe that any of the nominees will become unavailable to serve, but, if that should occur before the Meeting, proxies will be voted for such other persons as the Board may nominate. The nominees for election as director, and certain information with respect to their ages and backgrounds are set forth below.

                              Nominees For Director


Name                                        Age      Current Position with Company        Director of Company Since
----                                        ---      -----------------------------        -------------------------
Richard Barth (1)(2)                        65       Director                                       1996
Jean Carvais, M.D.                          70       Director                                       1993
Vincent T. DeVita, Jr., M.D. (2)(3)         62       Director                                       1992
Robert F. Goldhammer (2)(3)(4)(5)           66       Chairman of the Board                          1984
David M. Kies (1)(5)                        53       Director                                       1996
Paul B. Kopperl (1)(2)(5)                   63       Director                                       1993
William R. Miller (1)(5)                    68       Director                                       1996
Harlan W. Waksal, M.D. (4)(5)               44       Executive Vice President,
                                                     Chief Operating Officer and Director           1984
Samuel D. Waksal, Ph.D. (4)                 49       President, Chief Executive Officer
                                                     and Director                                   1985

(1)  Member of Audit Committee
(2)  Member of Compensation Committee
(3) Member of Stock Option Committee (a subcommittee of the Compensation Committee)
(4)  Member of Executive Committee
(5)  Member of Corporate Governance Committee

                        BUSINESS EXPERIENCE OF DIRECTORS

     Richard Barth, has been a director of the Company since October 1996. Mr. Barth served as Chairman of the Board of Ciba-Geigy Corporation, United States ("Ciba-Geigy") from 1990 until December 1996, at which time he retired, and was President and Chief Executive Officer of Ciba-Geigy from 1986 until 1996. He joined the Ciba Corporation in 1965 as legal assistant to the executive vice president, serving in that capacity until 1968, when he was named Secretary and General Counsel. Following the merger of Ciba and Geigy, Mr. Barth became General Counsel of the corporation. In 1974, he was named Corporate Secretary and, in 1975, he became a member of the Board of Directors. In 1979, his responsibilities were further broadened to include serving as Chief Financial Officer and Chairman of the Board's Finance Committee. Mr. Barth also was a Senior Vice President of Ciba-Geigy from 1980 until 1986. Mr. Barth is a member of the Board of Directors of numerous corporations and organizations, including The Bank of New York and Bowater, Inc., and serves as Chairman of the Board of Trustees of New York Medical College.

     Jean Carvais, M.D., has been a director since July 1993, and has since 1984 been an independent consultant to companies in the pharmaceutical industry. Prior to that time, Dr. Carvais was President of The Research Institute of Roger Bellon, S.A., now a division of Rhone-Poulenc Rorer, Inc. ("Rhone-Poulenc"). As such, he was involved in the development of a line of anti-cancer drugs, including Bleomycin and Adriamycin, as well as a new line of antibiotics and quinolones. Following the acquisition of Roger Bollon, S.A. by Rhone-Poulenc, Dr. Carvais became a member of Rhone-Poulenc's central research committee which directs the company's worldwide research and development activities. Dr. Carvais is a director of Columbia Laboratories, Inc.

     Vincent T. DeVita, Jr., M.D., has been a director since February 1992. Dr. DeVita is Director of the Yale Cancer Center as well as Professor of Medicine and Professor of Epidemiology and Public Health at Yale University School of Medicine, New Haven, Connecticut. From September 1988 through June 1995, Dr. DeVita served as Attending Physician at Memorial Sloan-Kettering Cancer Center, New York, New York, and through June 1991 as Physician-in-Chief. From 1980 to 1988, he served under Presidential appointment as Director of the National Cancer Institute ("NCI"), where he had held various positions since 1966. During his years with the NCI, Dr. DeVita was instrumental in developing the first successful combination cancer chemotherapy program. This work ultimately led to effective regimes of curative chemotherapy for a variety of cancers. Dr. DeVita's numerous awards include the 1990 Armand Hammer Cancer Prize and the 1982 Albert and Mary Lasker Medical Research Award for his contribution to the cure of Hodgkin's disease. Dr. DeVita received his M.D. from the George Washington University School of Medicine, Washington, DC, in 1961.

     Robert F. Goldhammer, has served as the Company's Chairman of the Board of Directors since February 1991 and as Chairman of the Compensation Committee since September 1991. From March 1987 to February 1991, Mr. Goldhammer served as Chairman of the Executive Committee of the Company. He has been a Director of the Company since October 1984. Mr. Goldhammer has been a partner of Concord International Investment Group, L.P. since 1991. He was a partner of Rohammer Corporation, a private investment company, from 1989 to 1991. He was a managing director of Kidder, Peabody Group Inc., an investment banking firm, from May 1988 to January 1989. He is a director of E.G.&G, Inc. and Esterline Technologies Corporation.

     David M. Kies, has been a director of the Company since June 1996. Mr. Kies is a Partner of the New York based law firm Sullivan & Cromwell, specializing in mergers and acquisitions, securities and general corporate matters. Mr. Kies joined Sullivan & Cromwell in 1968, and was elected a partner of the firm in 1976. From 1991 until 1995, he was the managing partner of the firm's London office, the largest office of U.S. lawyers in London and the largest office of U.S. securities lawyers in Europe. He has had extensive experience in many complex international and U.S. financial transactions, principally representing non-U.S. entities or their financial advisors.

     Paul B. Kopperl, has served on the Board since December 1993. He has served as President of Delano & Kopperl, Inc., a financial advisory firm in Boston and its predecessor firms from 1976 to the present. From 1967 through 1975 he was Vice President and a principal of Kidder, Peabody & Co. Incorporated, an investment banking firm. From 1959 to 1967 he was an associate with Goldman, Sachs & Co., of New York. He is President of Pegasus Investments, Inc., Boston, a private investment management firm. Over the years Mr. Kopperl has served as a trustee of numerous not-for-profit educational, performing arts and social welfare organizations.

     William R. Miller, has been a director of the Company since June 1996. Mr. Miller served as Vice Chairman of the Board of Directors of the Bristol-Myers Squibb Company from 1985 until 1991, at which time he retired. Mr. Miller is a director of Isis Pharmaceuticals, Inc., St. Jude Medical, Inc., Transkaryotic Therapies, Inc., Westvaco Corporation and Xomed Surgical Products, Inc. He is Chairman of the Board of Vion Pharmaceuticals, Inc. and SIBIA Neurosciences, Inc. He is Vice Chairman of the Board of Trustees of the Cold Spring Harbor
Laboratory and is a past Chairman of the Board of the Pharmaceutical Manufacturers Association. Mr. Miller is a Trustee of the Manhattan School of Music, Metropolitan Opera Association and Opera Orchestra of New York. He is a member of Oxford University Chancellor's Court of Benefactors; Honorary Fellow of St. Edmund Hall and Chairman of the English-Speaking Union of the United States.

     Harlan W. Waksal, M.D., is a founder of the Company and has been a director since April 1984. He has directed the Company's research and development since April 1985, and has served as the Company's Executive Vice President and Chief Operating Officer since March 1987. From 1985 to March 1987, Dr. Waksal served as the Company's President. Dr. Waksal received his training in Internal Medicine from Tufts-New England Medical Center Hospital and in Pathology from Kings County Hospital in Brooklyn, New York from 1982 to 1987. From 1984 to 1985, Dr. Waksal was Chief Resident in Pathology at Kings County Hospital. He received his Medical Degree from Tufts University School of Medicine in 1979. He is currently Adjunct Assistant Professor in the Department of Pathology at Downstate Medical Center, New York. Dr. Harlan Waksal and Dr. Samuel Waksal are brothers.

     Samuel D. Waksal, Ph.D., President of the Company, is a founder of the Company and has been its Chief Executive Officer and a director since August 1985 and President since March 1987. Dr. Waksal has been Chairman of the Company's Executive Committee since September 1991. From 1982 to 1985, Dr. Waksal was a member of the faculty of Mt. Sinai School of Medicine as Associate Professor of Pathology and Director of the Division of Immunotherapy within the Department of Pathology. He has served as visiting Investigator of the National Cancer Institute, Immunology Branch, Research Associate of the Department of Genetics, Stanford University Medical School, Assistant Professor of Pathology at Tufts University School of Medicine and Senior Scientist for the Tufts Cancer Research Center. Dr. Waksal was a scholar of the Leukemia Society of America from 1979 to 1984. Dr. Waksal currently serves on the Executive Committee of the New York Biotechnology Association and on the Board of Directors of each of Cadus Pharmaceutical Corporation and Somatix Therapy Corp. Dr. Samuel Waksal and Dr. Harlan Waksal are brothers.

     All directors of the Company hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

     The Board recommends a vote "FOR" each of the nominees named above (Proposal No. 1 on the proxy card).

                             DIRECTORS' COMPENSATION

     Each director of the Company who is not an employee of the Company or who does not otherwise provide consulting services to the Company receives compensation of $10,000 per year, or a pro rata portion thereof for persons not serving the full fiscal year, for such person's services as a director as well as reimbursement of the director's reasonable out-of-pocket expenses incurred in connection with his Board and Board committee activities. In addition, subject to the preceding sentence, the Chairman of each of the Audit Committee, Compensation Committee and Corporate Governance Committee receives $5,000 per year as compensation for the services of each as Chairman. Because the Corporate Governance Committee did not meet during the 1996 fiscal year, its Chairman did not receive such $5,000 payment for 1996. Pursuant to the 1996 Non-Qualified Plan, non-full-time employee directors also receive each February 15th an option to purchase 2,500 shares of Common Stock which vests only after one full year of service on the Board from the date of grant. The Company maintains and is the beneficiary under key-man insurance coverage of $6,000,000 for each of Dr. Samuel D. Waksal and Dr. Harlan W. Waksal. Dr. DeVita received $100,000 during the year ended December 31, 1996 in consideration for his services as a consultant to the Company.

                   INFORMATION CONCERNING BOARD AND COMMITTEE
                      MEETINGS AND COMMITTEES OF THE BOARD

     The Company has an Executive  Committee of the Board composed of Dr. Samuel
D. Waksal (Chairman), Robert F. Goldhammer and Dr. Harlan W. Waksal. The Executive Committee acts when the full Board is not available and on matters delegated to it by the full Board. It has all the power of the full Board in the management of the business and affairs of the Company, except those powers that by law cannot be delegated by the Board. The Executive Committee did not meet during the year ended December 31, 1996.

     The Company has an Audit Committee of the Board composed of Paul B. Kopperl (Chairman), David M. Kies, Richard Barth and William R. Miller. The Audit Committee considers matters relating to the adequacy of the Company's internal financial controls and the objectivity of the Company's financial reporting, reviews the Company's annual financial statements and the performance of the Company's auditors and makes recommendations to the Board with respect to these matters. The Audit Committee met two times during the year ended December 31, 1996.

     The Company has a Compensation Committee of the Board composed of Robert F. Goldhammer (Chairman), Paul B. Kopperl, Vincent T. DeVita, Jr. and Richard Barth. The Compensation Committee reviews the compensation and related matters of the Company's officers, employees and consultants, determines compensation levels and approves the other terms of such arrangements, and reports to the Board thereon. The Compensation Committee met three times during the year ended December 31, 1996.

     The Company has a Corporate Governance Committee composed of David M. Kies (Chairman), Paul B. Kopperl, William R. Miller, Robert F. Goldhammer and Harlan
W. Waksal. The Corporate Governance Committee reviews and makes recommendations regarding corporate organizational and governance matters. The Corporate Governance Committee did not meet during the year ended December 31, 1996.

     The Company has a Stock Option Committee, which is a subcommittee of the Compensation Committee of the Board composed of Robert F. Goldhammer (Chairman) and Vincent T. DeVita, Jr. The Stock Option Committee reviews and makes option awards to the Company's directors, officers, employees and consultants. The Stock Option Committee met one time during the year ended December 31, 1996.

     During the year ended December 31, 1996, there were four meetings of the Company's Board. No incumbent Director attended fewer than 75% of the total number of meetings of the Board and of the Committees of the Board, or subcommittees of such committee on which he served. The Company does not have a Nominating Committee.

                         INFORMATION CONCERNING OFFICERS

     Certain information concerning each officer of the Company is provided below.

     Samuel D. Waksal, Ph.D., is the President and Chief Executive Officer of the Company. Certain information concerning Dr. Waksal appears on pages 2 and 4.

     Harlan W. Waksal, M.D., is the Executive Vice President and Chief Operating Officer of the Company. Certain information concerning Dr. Waksal appears on pages 2 and 4.

     Peter Bohlen, Ph.D., 54, has been Vice President of the Company since September 1996. From November 1995 to July 1996 he was Senior Director of IXSYS, a privately-held biotechnology company. From October 1987 to June 1996 he was department head of the Molecular Biology Section of American Cyanamid's Medical Research Division and director of the company's angiogenesis program. He has also held a variety of managerial and professorial positions in research both in the United States and abroad. Dr. Bohlen received his Ph.D. in chemistry from the University of Berne in Switzerland and received postdoctoral training at the Roche Institute of Molecular Biology and the University of California Medical School, San Francisco.

     Michael Feldman, Ph.D., 71, became Vice President, Discovery Research for the Company in May 1995. Prior thereto he had served as Director of Basic Research for the Company since 1993. Dr. Feldman is former head of the Department of Cell Biology at the Weizmann Institute of Science in Rehovot, Israel, and a former dean of its graduate school. He has done pioneering work in the areas of transplantation immunology, differentiation of lymphocytes and cancer immunology. In 1984, he received the Griffuel Award in France for his work in cancer metastasis, and in 1986 received the Rothschild Award for his work in immunology. Dr. Feldman is a member of the Israeli Academy of Sciences and Humanities and the World Academy of Arts and Sciences.

     John A. Gilly, Ph.D., 39, joined the Company as its Vice President-Product and Process Development in May 1992. Since March 1995, he has been Vice President - Biopharmaceutical Operations. From February 1980 until joining the Company, Dr. Gilly was employed by Connaught Laboratories, Inc., working in various product development and research capacities. From October 1990 until May 1992, Dr. Gilly was the Director of Product Development for Connaught Laboratories, Inc., directing all laboratory activities for new product
development.   Dr.  Gilly  is  a  member  of  the  Board  of  Trustees  for  the
Biotechnology Council of New Jersey, the United Way of Somerset County (New Jersey) and the Somerset Partnership for Economic Development and Enterprise.

     Carl S. Goldfischer, M.D., 38, has served as Vice President, Finance and Strategic Planning and Chief Financial Officer since May 1996. From June 1994 until joining the Company, Dr. Goldfischer served as a healthcare analyst with Reliance Insurance. From June 1991 until June 1994, Dr. Goldfischer was Director of Research for D. Blech & Co. Dr. Goldfischer received a doctorate of medicine from Albert Einstein College of Medicine in 1988 and served as a resident in radiation oncology at Montefiore Hospital of the Albert Einstein College of Medicine until 1991. Dr. Goldfischer is a director of Immulogic Pharmaceutical Corporation.

     John B. Landes, 49, has served as Vice President-Business Development and General Counsel since November 1992. Prior thereto, he was Vice
President-Administration and Legal since December 1984. He also has been Secretary of the Company since April 1985 and served as its Treasurer from April 1984 through September 1991, except for an interim period from December 1988 to February 1991. From 1978 to 1984, Mr. Landes was an associate attorney with the Boston law firm of Mahoney, Hawkes and Goldings.

Section 16(a) Beneficial Ownership Reporting Compliance

     Ownership of and transactions in the Company's securities by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission (the "Commission") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During the year ended December 31, 1996, based on information received by the Company, Dr. Jean Carvais, Mr. David M. Kies and Mr. William R. Miller each inadvertently did not file one report with respect to a single transaction; Dr. Vincent T. DeVita, Jr. and Dr. Harlan W. Waksal each inadvertently did not file one report with respect to two transactions; and Dr. Samuel D. Waksal inadvertently did not file one report with respect to six transactions, five of which were gifts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 14, 1997 (unless otherwise noted), certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and director nominee of the Company and (iii) each Named Officer specified in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.

                                                         Shares
                                                      Beneficially     Percent
Name and Address(1)                                       Owned        Owned (2)
-------------------                                   ------------     ---------
Samuel D. Waksal, Ph.D ............................     931,477(3)       3.9%

Harlan W. Waksal, M.D .............................     898,380(4)       3.7%

Robert F. Goldhammer ..............................     760,515(5)       3.2%

Pioneering Management Corp. .......................   1,849,000(6)       7.8%
60 State Street, Boston, MA 02114

Oracle Group ......................................   2,144,000(7)       8.7%
712 Fifth Avenue, NY, NY 10019

Vincent T. DeVita, Jr., M.D .......................      43,217(8)        *

Jean Carvais, M.D .................................      31,667(9)        *

Paul B. Kopperl ...................................      49,585(10)       *

William R. Miller .................................       1,397(11)       *

Richard Barth .....................................           0           *

David M. Kies .....................................      47,897(12)       *

John B. Landes ....................................     154,500(13)       *

John A. Gilly, Ph.D ...............................      21,600(14)       *

Carl S. Goldfischer, M.D ..........................      50,000(15)       *

All Directors and Executive Officers
  as a group (10 persons) .........................   2,810,135(16)     11.7%

*    Less than 1%.

(1) Unless otherwise noted, each person's address is in care of ImClone Systems Incorporated, 180 Varick Street, New York, New York 10014.

(2)  The percentage of stock owned by each stockholder is calculated by dividing
     (i) the number of shares deemed to be beneficially held by such stockholder as of March 14, 1997, as determined in accordance with Rule 13d-3 of the Exchange Act, by (ii) the sum of (A) 23,690,199 which is the number of shares of Common Stock outstanding as of March 14, 1997 plus (B) the number of shares of Common Stock issuable upon exercise of options or warrants held by such stockholder which were exercisable as of March 14, 1997 or which will become exercisable within 60 days after March 14, 1997.

(3) Includes 437,305 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days after March 14, 1997 and 45,000 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(4) Includes 40,000 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997 and 737,680 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days of March 14, 1997. Includes 2,600 shares owned by Dr. Waksal's sons, as to which he disclaims beneficial ownership. Included in the warrants to purchase an aggregate of 737,680 shares held by Dr. Waksal is a warrant to purchase 397,000 shares which was scheduled to expire on March 24, 1997. The exercise term of such warrant to purchase 397,000 shares has been extended until March 24, 1999.

(5) Includes 31,667 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997 and 379,990 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days after March 14, 1997. Includes 13,314 shares held in a trust, as to which Mr. Goldhammer disclaims beneficial ownership.

(6) This information is as of December 31, 1996 and is based on a second amendment to a Schedule 13G filed with the Commission on January 15, 1997.

(7) Includes 925,000 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days of March 14, 1997. This information is based on a Schedule 13F filed with the Commission in December 1996. The Oracle Group is comprised of various investment partnerships and managed accounts controlled by Larry N. Feinberg.

(8) Includes 42,917 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(9) Consists of 31,667 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(10) Includes 30,625 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997 and 2,460 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days after March 14, 1997. Includes 500 shares held by Mr. Kopperl's spouse as to which Mr. Kopperl disclaims beneficial ownership.

(11) Consists of 1,397 shares issuable upon exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(12) Includes 1,397 shares issuable upon exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997, 4,000 shares held by Mr. Kies as custodian for his son and 2,500 shares held by Mr. Kies' spouse. Mr. Kies disclaims beneficial ownership as to the shares held by his spouse.

(13) Consists of 19,500 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997 and 135,000 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(14) Includes 15,000 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(15) Includes 50,000 shares issuable upon exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997.

(16) Includes an aggregate of (i) 274,670 shares issuable upon the exercise of options exercisable as of March 14, 1997 or within 60 days after March 14, 1997, (ii) 1,557,435 shares issuable upon the exercise of warrants exercisable as of March 14, 1997 or within 60 days after March 14, 1997, and (iii) 18,914 shares as to which beneficial ownership is disclaimed. Shares held by Messrs. Gilly and Landes have not been included as they are not considered executive officers of the Company.

                              CERTAIN TRANSACTIONS

     In January 1992, the Company participated in the founding of Cadus Pharmaceutical Corporation ("Cadus") with scientists from Princeton University. The Company supported the initial growth and development of Cadus, and as of December 31, 1993 owned approximately 28% of Cadus' common and preferred stock. In December 1994, the Company completed the sale of one-half of its Cadus shares for proceeds equaling $3 million to High River Limited Partnership ("High River"). This was recorded in the 1994 financial statements as a subsequent event. In April 1995, the Company completed the sale of the remaining one-half of its shares of capital stock of Cadus for $3 million to High River. The Company had a right to repurchase all such shares of Cadus anytime up until October 27, 1996 for $5.25 per share which it did not exercise. In exchange for such right, the Company granted High River two options to purchase shares of Common Stock. One option is to purchase 150,000 shares at a price of $2.00 per share, subject to adjustment under certain circumstances, and the other option is to purchase 300,000 shares at a price of $0.69 per share, subject to adjustment under certain circumstances. Both options became exercisable on April 27, 1995 and will expire on April 26, 2000. Dr. Samuel D. Waksal was the Chairman of the board of directors of Cadus until July 1996 and continues to serve on the board as a director.

     Dr. Samuel Waksal was indebted to the Company for outstanding cash advances totaling $101,000 as of December 31, 1996, and the debt as of March 14, 1997 totaled $95,394. In April 1995, Dr. Waksal provided the Company with a demand promissory note pursuant to which he is obligated to repay the debt over the two-year period ending April 30, 1997.

     In July 1995, Mr. Robert F. Goldhammer, Chairman of the Board loaned the Company $180,000 in exchange for a long-term note due two years from issuance at an annual interest rate of 8%. As part of the transaction, Mr. Goldhammer was granted warrants to purchase 36,000 shares of Common Stock at $1.50 per share and additional warrants to purchase 36,000 shares of Common Stock at $3.00 per share. In May 1996, the Company and Mr. Goldhammer exchanged the note for 24,000 shares of Common Stock and the Company paid the accrued and unpaid interest on the note in the amount of $10,000 in cash. The Company recorded an extraordinary loss of $39,000 on the extinguishment of the debt. The Company has registered such shares of Common Stock with the Commission under a registration statement in accordance with the provisions of the Securities Act of 1933 (the "1933 Act").

     During the year ended December 31, 1996, the Company paid Concord International Investment Group, LP approximately $163,000 for services rendered by it to the Company in connection with structuring a then contemplated product related financing for the Company's cancer therapeutic, C225 which was not completed. Such amount included expenses. Mr. Robert F. Goldhammer, Chairman of the Board of Directors, is a limited partner of Concord International Investment Group, LP.

     The Company has retained Concord Capital Management International, a New York-based money management firm, to manage the investment of a portion of the Company's marketable securities. Mr. Robert F. Goldhammer is a partner of Concord Capital Management International. During the year ended December 31, 1996, the Company paid to Concord Capital Management International an aggregate of $24,000 for services rendered.

     In January 1996, the Company paid Delano & Kopperl Financial Advisors, Inc. a total of approximately $50,000 for services rendered by it to the Company in connection with structuring a then contemplated product related financing for C225 which was not completed. Such amount included expenses. Paul B. Kopperl, a director of the Company, is President, director, and a 30% stockholder of Delano & Kopperl, Inc., successor to Delano & Kopperl Financial Advisors, Inc.

     During the year ended December 31, 1996, the Company paid Dr. Vincent T. DeVita, Jr., a director of the Company, a total of $100,000 for consulting services provided to the Company by Dr. DeVita.

                             EXECUTIVE COMPENSATION

Report of Compensation Committee

     The Compensation Committee of the Board of Directors (the "Compensation Committee" or the "Committee") is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, pursuant to authority delegated by the Board, the Committee determines the compensation policy of the Company and determines on an annual basis the compensation to be paid to the Chief Executive Officer and approves compensation to other officers of the Company, at the recommendation of the Chief Executive Officer and other supervising personnel.

     The Compensation Committee is composed of Robert F. Goldhammer (Chairman), Richard Barth, Vincent T. DeVita, Jr. and Paul B. Kopperl.

Overall Philosophy

     The Company's overall executive compensation philosophy is based on the premise that compensation should be set at levels that support the Company's business strategies and long-term objectives in order to attract, motivate and retain those executives critical to the overall success of the Company, and should reward executives for their contributions to the enhancement of shareholder value. The key elements of the executive compensation package are base salary, annual incentive awards and stock options and warrants. In establishing base salaries, annual incentive awards and awards of stock options and warrants, the Compensation Committee considers periodic compensation surveys, including those provided by third parties covering the biopharmaceutical industry. Officers' compensation is compared to that of other executives in peer group surveys.

     In evaluating each senior executive's performance, the Company generally conforms to the following process:

     o Company and individual goals and objectives are set at the beginning of the performance cycle.

     o At the end of the performance cycle, the executive's manager, or in the case of the Chief Executive Officer, the Compensation Committee, evaluates the accomplishment of the executive's goals and objectives and his or her contributions to the Company.

     o The executive's performance is then reviewed by the executive's manager with the executive and consideration is given to goals for the following performance cycle.

     o    The  comparative  results,   combined  with  comparative  compensation
          practices of other companies in the industry, are then used to determine salary, bonus, and stock option and warrant levels.

     The Compensation Committee uses no set formulas in making these determinations and may afford different weight to different factors for each senior executive. Such weighting may vary from year to year. In determining compensation, the Committee does not attempt to correlate compensation with specific financial results, such as revenues or profits, for the current period. This is in large part due to the nature of the biopharmaceutical industry in which traditional evaluations of corporate performance may not apply in reviewing the performance of executives. At the Company's stage of development, in determining compensation, the Committee looks toward the progress of the Company's research and development programs, its ability to gain appropriate levels of support for its programs through its strategic partnering agreements, its ability to attract and retain talented employees and its ability to secure capital sufficient for its product development programs to achieve rapid and effective commercialization.

Base Salary

     At the end of each year, the Committee reviews and establishes the base salary of the Chief Executive Officer based on a comparison to national surveys, taking into consideration the Company's performance and current circumstances, accomplishment of his goals and objectives and his contributions to the Company. The Committee also reviews and approves, or modifies if necessary, a salary plan for the other senior executives prepared by the Chief Executive Officer in conjunction with other senior personnel which is based on appropriate national comparisons with respect to the biopharmaceutical industry and judgments on the performance of each executive and his or her contributions to the Company's performance.

Annual Incentive Awards

     Although the Company does not have a formal bonus plan for its management, the Compensation Committee determines annual incentive awards to senior executives from time to time based on individual performance and Company performance. Specific performance goals of each executive are determined early each year in direct consultation with the executive's supervisor. These performance goals include successful and cost efficient management of the executive's department and specific contributions made by that department to the immediate and ultimate goals of the Company. For the Chief Executive Officer, such goals are determined in reference to the CEO's plan for the coming year for the Company as a whole, as presented to the Board of Directors. The awarding of annual incentive awards takes into consideration individual efforts as well as performance of the Company as a whole. In evaluating performance of the Company as a whole, several factors are examined, including productivity of research and development programs, successful movement of development stage products toward commercialization, fostering development of successful corporate partnerships, expense control, financing efforts and progress of the Company toward its short-term and long-term goals.

Long-Term Incentive Compensation

     Stock options and warrants are considered as long-term incentives and are intended to link the interests of the executive with those of the stockholder. Stock options and warrants will provide value to the grantee when the price of the Company's stock increases.

     The Compensation Committee conducts a formal review from time to time of the stock option and warrant holdings and vesting schedule of each officer. The Compensation Committee authorizes stock option grants (and, in some cases, grants of warrants) to the executives with consideration to the growth and performance of the Company, individual performance and contribution, total stock option and warrant and vesting levels and length of service.

     In the year ended December 31, 1996, the CEO and the other Named Officers (as hereinafter defined) were awarded no warrants, and were awarded options to purchase an aggregate of 415,000 shares of Common Stock. See "Option Grants in Last Fiscal Year."

Deductibility of Compensation

     The Committee has reviewed the impact of recently enacted Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code"), which, beginning in 1994, limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the Chief Executive Officer and the other Named Officers (as hereinafter defined). It is the policy of the Company to attempt to have its executive compensation plans treated as tax deductible compensation whenever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of that compensation plan.

Chief Executive Officer Compensation

     The key elements of the compensation for the Chief Executive Officer are base salary, annual incentive awards and stock options or warrants. In evaluating Dr. Samuel Waksal's 1996 performance and in determining Dr. Waksal's 1997 compensation, the Compensation Committee, along with the full Board, considered the performance of the Company in 1996. This included the progress in clinical and manufacturing efforts for the Company's lead interventional cancer therapeutic, C225, progress of the Company's BEC-2 cancer vaccine product toward clinical trials and resultant modification of the Company's agreement with Merck KGaA, successful completion of financings to support the Company's current and future operations, and the completion of significant additions to the Board of Directors. The Board also noted Dr. Waksal's impact on the solidification of a significant research program, including the hiring of a Vice President of Research, and positive steps taken in financial administration and strategic planning.


                                           Compensation Committee

                                           Robert F. Goldhammer, Chairman
                                           Richard Barth
                                           Vincent T. DeVita, Jr.
                                           Paul B. Kopperl

Compensation Committee Interlocks and Insider Participation

     As of December 31, 1996, the members of the Compensation Committee were Richard Barth, Vincent T. DeVita, Jr., Robert F. Goldhammer (Chairman) and Paul
B. Kopperl. Jean Carvais also served on the Compensation Committee during a portion of the year ended December 31, 1996. No member of the Compensation Committee during 1996 is a current or former officer of the Company. During the year ended December 31, 1996, the Company paid Concord International Investment Group, LP approximately $163,000 for services rendered by it to the Company in connection with structuring a then contemplated product related financing for C225 which was not completed. Such amount included expenses. Mr. Robert F. Goldhammer is a limited partner of Concord International Investment Group. The Company has retained Concord Capital Management International, a New York-based money management firm, to manage the investment of a portion of the Company's marketable securities. Mr. Robert F. Goldhammer is a partner of Concord Capital Management International. During the year ended December 31, 1996, the Company paid to Concord Capital Management International an aggregate of $24,000 for services rendered. In January 1996, the Company paid Delano & Kopperl Financial Advisors, Inc. a total of approximately $50,000 for services rendered by it to the Company in connection with structuring a then contemplated product related financing for C225 which was not completed. Such amount included expenses. Paul
B. Kopperl, a director of the Company, is President, director, and a 30% stockholder of Delano & Kopperl, Inc., successor to Delano & Kopperl Financial Advisors, Inc. During the year ended December 31, 1996, the Company paid Dr. Vincent T. DeVita, Jr. a total of $100,000 for consulting services provided to the Company by Dr. DeVita. See "Certain Transactions," above.

                             STOCK PRICE PERFORMANCE

     The graph below provides a comparison of the cumulative total return (assuming reinvestment of dividends) for the Company (which paid no dividends), The Nasdaq Stock Market (U.S. Companies) Total Return Index, and the Nasdaq Pharmaceutical Stocks Total Return Index for the period commencing November 19, 1991, the date the Company completed its initial public offering and commenced trading on the Nasdaq National Market, through December 31, 1996. The graph assumes $100 was invested at the beginning of such period. The Nasdaq Stock Market (U.S. Companies) Total Return Index comprises all domestic common shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market. The Nasdaq Pharmaceutical Stocks Total Return Index represents all companies, including biotechnology companies, trading on Nasdaq classified under the Standard Industrial Classification Code for pharmaceuticals.

                           Comparison of Total Return

  [The following table was represented by a line chart in the printed material]

   IMCLONE, NASDAQ STOCK MARKET (U.S. COMPANIES) TOTAL RETURN INDEX AND NASDAQ
                    PHARMACEUTICAL STOCKS TOTAL RETURN INDEX

      ImClone Systems                NASDAQ                  Pharmaceutical
      ---------------                ------                  --------------
  Date     Price   Index      Date    Price   Index       Date    Price   Index
  ----     -----   -----      ----    -----   -----       ----    -----   -----
11/19/91  13.5000   100     11/19/91  164.38   100      11/19/91  314.09   100
12/31/91  18.0000   133     12/31/91  187.21   114      12/31/91  387.27   123
 3/31/92  15.2500   113      3/31/92  193.09   117       3/31/92  335.27   107
 6/30/92  10.2500    76      6/30/92  179.89   109       6/30/92  281.24    90
 9/30/92   6.2500    46      9/30/92  187.28   114       9/30/92  264.84    84
12/31/92  11.5000    85     12/31/92  217.88   133      12/31/92  322.27   103
 3/31/93   9.2500    69      3/31/93  221.97   135       3/31/93  231.98    74
 6/30/93   6.0000    44      6/30/93  226.23   138       6/30/93  244.48    78
 9/30/93   9.2500    69      9/30/93  245.30   149       9/30/93  265.05    84
12/31/93   6.1250    45     12/31/93  250.12   152      12/31/93  287.25    91
 3/31/94   3.6250    27      3/31/94  239.60   146       3/31/94  234.29    75
 6/30/94   2.3750    18      6/30/94  228.40   139       6/30/94  204.50    65
 9/30/94   1.7500    13      9/30/94  247.31   150       9/30/94  230.38    73
12/31/94   0.9370     7     12/31/94  244.49   149      12/31/94  216.24    69
 3/31/95   0.6875     5      3/31/95  266.42   162       3/31/95  233.45    74
 6/30/95   1.8750    14      6/30/95  304.74   185       6/30/95  271.42    86
 9/30/95   3.7500    28      9/30/95  341.42   208       9/30/95  338.08   108
12/31/95   7.6250    56     12/31/95  345.48   210      12/31/95  394.98   126
 3/31/96   8.7500    65      3/31/96  361.86   220       3/31/96  411.62   131
 6/30/96   9.1250    68      6/30/96  391.40   238       6/30/96  399.96   127
 9/30/96   8.6250    64      9/30/96  405.34   247       9/30/96  408.98   130
12/31/96   9.7500    72     12/31/96  425.26   259      12/31/96  395.98   126

                           SUMMARY COMPENSATION TABLE

     The Summary Compensation Table sets forth the cash and non-cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the four most highly compensated officers (other than the Chief Executive Officer) for the years ended December 31, 1996, December 31, 1995 and December 31, 1994 who were serving as officers at December 31, 1996 and whose total salary and bonus exceeded $100,000 for the year ended December 31, 1996 (the "Named Officers").

                                            Annual Compensation                            Long-Term Compensation Awards
                           -----------------------------------------------------   -------------------------------------------
Name and                                                           Other Annual    Securities Underlying          All Other
Principal Position         Year          Salary        Bonus       Compensation    Options and Warrants        Compensation($)
------------------         ----          ($)(1)        ($)(2)          ($)(3)             (#)(4)               ---------------
                                         ------        ------      -------------   --------------------

Samuel D. Waksal           1996         $225,000     $100,000(5)       --                 45,000                   $10,435(6)
President and Chief        1995          190,000      150,000          --                350,000                    10,435(6)
Executive Officer          1994          190,000         --            --                   --                      10,435(6)

Harlan W. Waksal           1996          195,000      100,000(7)       --                 40,000                       --
Executive Vice             1995          170,000      125,000          --                   --                         --
President and Chief        1994          170,000         --            --                   --                         --
Operating Officer

John B. Landes             1996          165,000       50,000          --                 30,000                       --
Vice President,            1995          150,000       30,000          --                   --                         --
Business Development       1994          150,000         --            --                   --                         --
and General Counsel

John A. Gilly              1996          165,000      100,000          --                 75,000                       --
Vice President,            1995          137,000       50,000          --                   --                         --
Biopharmaceutical          1994          110,000         --            --                   --                         --
Operations

Carl S. Goldfischer(8)     1996          109,000       75,000          --                225,000                       --
Vice President,            1995             --           --            --                   --                         --
Financial and Strategic    1994             --           --            --                   --                         --
Planning
and Chief Financial
Officer

(1) Amounts shown include compensation deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended ("the Code").

(2) Although the Company has no formal bonus plan, the Compensation Committee of the Board, in its discretion, may award bonuses to officers of the Company. The Company has paid bonuses based on individual and Company performance. Amounts shown include awards paid relative to services rendered in each of the last three fiscal years. All bonus awards for each of the last three fiscal years were paid in cash. Bonuses are recorded for the period in which they were earned.

(3) Excludes prerequisites and other personal benefits for each Named Officer which did not equal or exceed the lesser of $50,000 or 10% of such individual's base salary and bonus for the years ended December 31, 1996, December 31, 1995 and December 31, 1994, respectively.

(4) Options or warrants to purchase the number of shares of Common Stock shown are recorded for the period in which they were granted.

(5) During the fiscal year ended December 31, 1996, the Compensation Committee determined to award Dr. Samuel D. Waksal an additional bonus in an amount to be determined, subject to the Company's completion by June 30, 1997 of a corporate partnership, or similar strategic arrangement, with acceptable terms.

(6)  Consists of premium payments on a term life insurance policy for Dr. Samuel
     D. Waksal under which his daughters are the beneficiaries.

(7) During the fiscal year ended December 31, 1996, the Compensation Committee determined to consider the payment of an additional $100,000 bonus to Dr. Harlan W. Waksal at the end of the six month period ending June 30, 1997.

(8)  Dr. Goldfischer commenced employment with the Company on May 20, 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information relating to stock option grants to the Named Officers during the year ended December 31, 1996.

                                                                                                      Potential Realizable
                        Number of        % of Total                                              Value at Assumed Annual Rates of
                       Securities      Options Granted                                               Stock Price Appreciation
                       Underlying       to Employees        Exercise Price                                for Option Term (3)
       Name          Options Granted   in fiscal year(1)     ($/share)(2)    Expiration Date       0%($)        5%($)       10%($)
       ----          ---------------   ----------------     --------------   ---------------     -----------------------------------
Samuel D. Waksal        45,000(4)            6%               $ 10.875         June 9, 2006         $0       $  307,765    $ 779,938

Harlan W. Waksal        40,000(4)            5%                 10.875         June 9, 2006          0          273,569      693,278

John B. Landes          30,000(5)            4%                 10.875         June 9, 2006          0          205,177      519,958

John A. Gilly           75,000(5)            10%                10.875         June 9, 2006          0          512,942    1,299,896

Carl S. Goldfischer    225,000(6)            31%                 8.30        April 23, 2006       945,000     2,713,766    5,427,401

(1) The Company granted options to purchase a total of 732,375 shares of Common Stock to employees during the year ended December 31, 1996. All of these options were granted pursuant to either the Company's 1986 Incentive Stock Option Plan, as amended, the 1986 Non-Qualified Stock Option Plan, as amended, the 1996 ISO Plan or the 1996 Non-Qualified Plan at an exercise price that equaled or exceeded the fair market value of the Common Stock on the date of grant, except as discussed in footnote 6.

(2) Except as discussed in footnote 6, all options were granted to purchase Common Stock at an exercise price that equaled or exceeded the fair market value of the Common Stock on the date of grant, as determined by the last sale price as reported by the Nasdaq National Market.

(3) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the dates the respective options were granted. The 0% appreciation column is included because, except as discussed in footnote 6, the options were granted with exercise prices which equaled or exceeded the market price of the underlying Common Stock on the date of grant, and thus will have no value unless the Company's stock price increases above the exercise prices.

(4) These options were vested and exercisable in their entirety on the date of grant.

(5) These options will vest and become exercisable with respect to 25% of the shares of Common Stock underlying each option on each of June 10, 1997, June 10, 1998, June 10, 1999 and June 10, 2000, subject to the respective optionee's continued employment with the Company on the relevant vesting dates.

(6) This option vested and became exercisable as to 50,000 shares on the date of grant and will become exercisable as to 33 1/3% of the remaining shares on each of May 20, 1997, May 20, 1998 and May 20, 1999, subject to optionee's continued employment with the Company on the relevant vesting dates. The exercise price for this option was determined by taking the average of the closing prices for the sixty day period ending on the date of grant. The closing price of the Common Stock on the date of grant was $12.50. See "Employment Agreements," below.

               OPTION/WARRANT EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth option and warrant exercises during the year ended December 31, 1996 by the Named Officers and the value of the options and warrants held by such persons on December 31, 1996, whether or not exercisable on such date.


                     Number of
                      Shares                         Shares Underlying Unexercised            Value of Unexercised In-The-Money
                    Acquired on      Value      Options/Warrants at December 31, 1996(#) Options/Warrants at December 31, 1996($)(2)
    Name            Exercise(#)  Realized($)(1)     Exercisable       Unexercisable           Exercisable         Unexercisable
    ----            -----------  --------------     -----------       -------------           -----------         -------------
Samuel D. Waksal      244,692      $2,247,995         582,305                --               $3,032,766            $   --

Harlan W. Waksal         --              --           777,680                --                6,088,013                --

John B. Landes         14,500         117,438         155,500              30,000              1,288,000                --

John A. Gilly          15,000         116,250          15,000              75,000                127,500                --

Carl S. Goldfischer      --              --            50,000             175,000                 72,500             253,750


(1) The values realized were calculated by multiplying the closing market price of the Common Stock on the date of exercise by the respective number of shares and subtracting the aggregate exercise price. Accordingly, such values realized assume a sale of such Common Stock on the date of exercise, which may not necessarily have occurred.

(2) The values were calculated by multiplying the closing market price of the Common Stock at December 31, 1996 ($9.75 per share as reported by the Nasdaq National Market on that date) by the respective number of shares and subtracting the aggregate option exercise price, without making any adjustments for vesting, termination contingencies or other variables. If the exercise price of an option is equal to or greater than $9.75 the option is deemed to have no value.

Other Benefit Plans

     The Company has no defined benefit or defined contribution retirement plans other than the ImClone Systems Incorporated 401(k) Employee Savings Plan (the "Plan") established under Section 401(k) of the Code. Contributions to the Plan are voluntary, and substantially all full-time employees are eligible to participate. While the Plan provides for the ability of the Company to match certain employee contributions, the Company has not made any matching contributions and has no present intention to do so.

                              EMPLOYMENT AGREEMENTS

     In May 1996, the Company entered into an employment agreement with Dr. Carl
S. Goldfischer to serve as the Company's Vice President, Finance and Strategic Planning and Chief Financial Officer. The employment agreement is for an initial term of two years, subject to certain earlier termination provisions, and may be extended upon the mutual agreement of the parties. Pursuant to the agreement, Dr. Goldfischer receives an annual salary equal to $175,000, is entitled to a bonus equal to $75,000 at the end of his first year (which was paid in December
1996) and is entitled to a bonus for his second year of employment as may be determined by the Board. In the event Dr. Goldfischer's employment is terminated by the Company during the initial or any extended term of the agreement (i) without cause (as defined therein), (ii) as a result of the Company's disposition of substantially all its property, business or assets, or (iii) as a result of a merger resulting in a shift of voting control of more than 75% of the Company's stock, Dr. Goldfischer is entitled to receive a pro rata portion of his annual salary and cost of comparable benefits for a period of ten months should his termination be effective during 1997 and for a period of twelve months should his termination be effective in 1998. Pursuant to the agreement, Dr. Goldfischer received an option to purchase an aggregate of 225,000 shares of Common Stock at a per share exercise price equal to $8.30 which was the average of the closing prices of the Common Stock for the sixty day period ending on the date of grant. The option vested and became exercisable as to 50,000 shares on the date of grant and will vest and become exercisable as to 33 1/3% of the remaining shares on each of the three anniversaries following the effective date of the employment agreement. The option terminates in its entirety upon termination of Dr. Goldfischer's employment. Dr. Goldfischer's employment agreement further requires him to maintain the confidentiality of Company information and prohibits him from competing with the Company during the term of the employment agreement, any extensions thereof and for a period of one year after the agreement's termination.

                                 PROPOSAL NO. 2

           PROPOSED AMENDMENTS TO THE 1996 INCENTIVE STOCK OPTION PLAN

     In February 1996, the Company's Board adopted the 1996 ISO Plan in order to enable the Company to attract and retain key executives and employees and to promote the interests of the Company by affording such persons an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such persons increased personal interest in the continued success of the Company. Subject to shareholder approval, on April 3, 1997 the Board approved amendments to the 1996 ISO Plan to (i) increase the total number of shares of Common Stock which may be issued pursuant to options granted under the 1996 ISO Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares which have been or may be issued pursuant to options granted under the 1996 Non-Qualified Plan; and (ii) provide that any of the Compensation Committee, the Stock Option Committee (which is a subcommittee of the Compensation Committee) or the Board may administer the 1996 ISO Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (Proposal No. 2 on your proxy card).

     The Board believes that a key ingredient in attracting, motivating and retaining qualified executives and employees is to offer significant potential rewards based upon the Company's success, through the issuance of stock options. The amendment to the 1996 ISO Plan increasing the shares of Common Stock authorized thereunder presented herein to the stockholders for their approval is designed to assist the Company in accomplishing this goal. Of the 1,500,000 shares of Common Stock currently authorized in the aggregate under the 1996 ISO Plan and the 1996 Non-Qualified Plan, at April 4, 1997 an aggregate of 446,228 shares remained available for future grants.

     The following summary description of the 1996 ISO Plan is qualified in its entirety by the full text of the 1996 ISO Plan, as proposed to be amended, which may be obtained by the Company's stockholders upon request to the Secretary of the Company. The 1996 ISO Plan was approved by the Board and subsequently by the shareholders. On April 3, 1997 the amendments discussed herein were approved by the Board subject to shareholder approval.

     The last sale price of a share of the Company's Common Stock as reported by the Nasdaq National Market on April 4, 1997 was $5 1/8.

Description of the 1996 ISO Plan

     Administration of the 1996 ISO Plan. The 1996 ISO Plan as originally adopted provided that such plan be administered by the Stock Option Committee, which is a subcommittee of the Compensation Committee, comprised of not less than two persons to be appointed by the Board from among the members of the Board. It also provided that members of the Stock Option Committee are not eligible to become participants under the 1996 ISO Plan while they are members of the Stock Option Committee or for a period of three months thereafter and were required, unless otherwise determined by the Board, to be "disinterested persons" as such term was defined in Rule 16b-3 under the Exchange Act. Subject to shareholder approval, the Board has amended the 1996 ISO Plan to provide that any of the Compensation Committee, the Stock Option Committee (collectively, the "Committees") or the Board may administer the 1996 ISO Plan. Further, subject to shareholder approval, the Board has amended the 1996 ISO Plan to remove the requirement that such persons administering the 1996 ISO Plan be "disinterested persons" as such term was formerly defined under Rule 16b-3. Rule 16b-3 was substantially amended in 1996 and, as a result, no longer requires those persons administering a plan to be "disinterested persons." Further, Rule 16b-3, as amended, now permits the full Board, as well as committees thereof, to make grants and awards thereunder and otherwise administer the plan. Because Rule 16b-3 has been amended to give companies greater flexibility in the administration of their plans, subject to shareholder approval, the Board has amended the 1996 ISO Plan to take advantage of this greater flexibility and remove these requirements as to administration. Such amendments to the 1996 ISO Plan are included as part of this Proposal No. 2 for vote by the shareholders at the Meeting.

     The members of the Committees serve at the pleasure of the Board, which has the power at all times to remove members from the Committees or to add members thereto. Vacancies in the Committees, however caused, are filled by action of the Board. All decisions or determinations of the Committees or the Board are made by the majority vote or decision of all of its respective members. The interpretation and construction by any of the Committees or the Board of the provisions of the 1996 ISO Plan or of the options granted thereunder are final unless, in the case of the Committees, otherwise determined by the Board.

     Eligibility to Participate in the 1996 ISO Plan. Key executives and employees of the Company are eligible for the grant of options under the 1996 ISO Plan. As of April 4, 1997, 98 persons were eligible to participate in the 1996 ISO Plan.

     Common Stock Subject to the 1996 ISO Plan. The original total number of shares available to be issued in the aggregate under the 1996 ISO Plan and the 1996 Non-Qualified Plan was 1,500,000. The Board has amended the 1996 ISO Plan, subject to shareholder approval, to increase such number of shares to 3,000,000. Such amendment is included as part of this Proposal No. 2 for vote by the shareholders at the Meeting. A similar amendment to the 1996 Non-Qualified Plan is begin presented to shareholders as part of Proposal No. 3 below. The issuance and sale of the shares of Common Stock currently authorized under the 1996 ISO Plan and the 1996 Non-Qualified Plan is covered by a Registration Statement on Form S-8 on file with the Commission; provided that sales by affiliates of the Company are subject to the volume limitations contained in Rule 144 under the Securities Act.

     If any change is made in the shares of Common Stock subject to the 1996 ISO Plan or subject to any option granted under the 1996 ISO Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Committees or the Board as to the maximum number of shares subject to the 1996 ISO Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Committees or the Board shall be final, binding and conclusive upon each participant.

     Amendments or Discontinuation of the 1996 ISO Plan. The Board may make such amendments, changes and additions to the 1996 ISO Plan, or may discontinue and terminate the 1996 ISO Plan, as it may deem advisable from time to time; provided, however, that no action may affect or impair any options theretofore granted under the 1996 ISO Plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote thereon shall be necessary to effect any amendment to the 1996 ISO Plan which would either increase the number of shares of Common Stock subject to options granted under such plan, or which would authorize Incentive Stock Options at a price below the fair market value (or 110% thereof, if the employee owns more than 10% of the voting securities of the Company at the time of the grant) of the shares of Common Stock subject to the option. In addition to the requirement in the 1996 ISO Plan that the shareholders approve an increase in shares authorized under the 1996 ISO Plan, the amendments being presented hereby to the shareholders for vote thereon, are being so presented for purposes of complying with Nasdaq National Market listing requirements.

     ERISA. The 1996 ISO Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     Nontransferability. Options granted pursuant to the 1996 ISO Plan are not transferable by the holder thereof, other than by will, the laws of descent and distribution, or (if authorized in the applicable ISO Agreement) pursuant to a qualified domestic relations order, as defined by the Code, or Title I of ERISA or the rules thereunder.

     Granting of Options. Any of the Committees or the Board shall determine the key executives and employees to be granted options under the 1996 ISO Plan, the number of shares of Common Stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the 1996 ISO Plan. To the extent the aggregate fair market value of Common Stock with respect to which options are exercisable for the first time by any holder during any calendar year (under all plans of the Company and any of its parent and subsidiary corporations) exceeds $100,000, such excess options will be treated as non-qualified stock options. All stock options granted pursuant to the 1996 ISO Plan shall be evidenced by stock option agreements, which need not be identical, between the Company and the participant in such form as any of the Committees or the Board shall from time to time approve, subject to the terms of the 1996 ISO Plan. Each stock option agreement shall state the total number of shares of Common Stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof.

     Life of the 1996 ISO Plan. Options may be granted under the 1996 ISO Plan until February 25, 2006.

     Exercise Price. The price at which the shares of Common Stock subject to each option granted under the 1996 ISO Plan may be purchased (the "option price" or "exercise price") shall be determined by any of the Committees or the Board. Any of the Committees or the Board shall have the authority at the time the option is granted to prescribe in any stock option agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices. However, in no event may the exercise price of an option granted under the 1996 ISO Plan be less than 100% (110% in the case of 10% stockholders) of the fair market value of the Common Stock on the date of the grant. The exercise price of all options granted under the 1996 ISO Plan is payable in full upon the exercise of such option, which payment shall be in cash or stock (that has been owned by the Participant for at least six months) or notes of the Company, or, as agreed to by the Board, other consideration.

     Terms and Conditions of Exercise; Exercise Period. The terms and conditions of any option granted under the 1996 ISO Plan and the exercise period are governed by the stock option agreement between the holder of the option and the Company. Subject to the limitations set forth in the 1996 ISO Plan, the terms of such stock option agreement, including the exercise period, are determined by any of the Committees or the Board and need not be uniform among recipients of similar options. Except as set forth in a stock option agreement, options granted pursuant to the 1996 ISO Plan may be exercised only if the participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, an employee of the Company. Except as set forth in a stock option agreement or otherwise determined by any of the Committees or the Board, the right to exercise any unexercised portion of any option granted under the 1996 ISO Plan terminates on the date of termination of the employment relationship between the participant and the Company, for any reason, without regard to cause, other than by reason of death or disability. Subject to such exception, the option may not be exercised thereafter, and the shares of Common Stock subject to the unexercised portion of such option may again be subject to new options under the 1996 ISO Plan. Except as set forth in a stock option agreement or otherwise determined by any of the Committees or the Board, in the event a Participant dies or is disabled while he is an employee of the Company, or any of its parents or subsidiaries, any options theretofore granted to him shall be exercisable only within the 12 months immediately succeeding such death or disability and then only (a) in the case of death, by the person or persons to whom the Participant's rights under such option shall pass by will or the laws of descent and distribution, and in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that he was entitled to exercise such option at the date of his death or disability. The maximum option term under the 1996 ISO Plan is ten years after the date of grant.

New Plan Benefits

     Except as noted below, the benefits or amounts that will be received or allocated in the future under the 1996 ISO Plan are not determinable.

U.S. Federal Income Tax Consequences

     The following is a summary of the U.S. Federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to incentive stock options granted to U.S. employees under the 1996 ISO Plan. For this purpose, it is assumed that the shares acquired pursuant to the exercise of an option are held by the optionee as a capital asset. Certain other rules not discussed herein apply to the use of previously acquired shares of Common Stock in payment of the option exercise price.

     Incentive Stock Options. In general, no taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option. The optionee's tax basis in the shares received on the exercise of such an option will be equal to the option price paid by the optionee for such shares.

     If the stock received upon exercise of an incentive stock option is held more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, any gain or loss recognized by the optionee on the subsequent sale of the stock will be a long-term capital gain or loss, as the case may be. If the shares received upon the exercise of an incentive stock option are disposed of prior to the end of such holding periods, an amount equal to the excess (if any) of (a) the lower of the disposition price or the fair market value of such shares on the date of exercise of the incentive stock option, over (b) the optionee's tax basis in such shares will be treated as ordinary income, and any further gain will be a short-term or long-term capital gain depending upon the period the shares were held. Any loss on the disposition of such shares will be a short-term or long-term capital loss depending upon the period the shares were held. In general, any amounts treated as ordinary income will be allowed as an income tax deduction to the Company.

     Cancellation or Surrender. Consideration received by an optionee upon the surrender to, or cancellation by, the Company of an incentive stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

     Alternative Minimum Tax. In addition to the Federal income tax consequences described above, an optionee may be subject to the Federal alternative minimum tax. In general, upon the exercise of any incentive stock option an amount equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price will be treated as an item of adjustment for purposes of the alternative minimum tax. If, however, the shares are disposed of in the same taxable year in which the exercise occurs, the maximum amount that will be treated as an item of adjustment will be an amount equal to the excess of the amount received upon such disposition over the exercise price.

     The forgoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

     The Board recommends a vote "FOR" approval of the amendments to the 1996 ISO Plan to (i) increase the total number of shares of Common Stock which may be issued pursuant to options which may be granted under the 1996 ISO Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares of Common Stock which have been or may be issued pursuant to options granted under the 1996 Non-Qualified Plan; and (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board may administer the 1996 ISO Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under Section 16(b) of Exchange Act (Proposal No. 2 on your proxy card).

                                 PROPOSAL NO. 3

         PROPOSED AMENDMENTS TO THE 1996 NON-QUALIFIED STOCK OPTION PLAN

     In February 1996, the Company's Board adopted the 1996 Non-Qualified Plan in order to enable the Company to attract and retain key advisors and directors and to promote the interests of the Company by affording such persons an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such persons increased personal interest in the continued success of the Company. Subject to shareholder approval, the Board has approved amendments to the 1996 Non-Qualified Plan to (i) increase the total number of shares of Common Stock which may be issued pursuant to options which may be granted under the 1996 Non-Qualified Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares which may be issued pursuant to options granted under the 1996 ISO Plan; (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board may administer the 1996 Non-Qualified Plan and such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under the Exchange Act; (iii) provide that members of the Board or any committee administering the 1996 Non-Qualified Plan are eligible to receive discretionary grants of options thereunder; and (iv) clarify that key consultants and employees in addition to key advisors and directors and employees of the Company are eligible to participate in the 1996 Non-Qualified Plan (Proposal No. 3 on your proxy card).

     The Board believes that a key ingredient in attracting, retaining and motivating key consultants, advisors, directors and employees is to offer significant potential rewards based upon the Company's success, through the issuance of stock options. The amendment to the 1996 Non-Qualified Plan increasing the shares of Common Stock authorized for issuance presented herein to the stockholders for their approval is designed to assist the Company in accomplishing this goal. Of the 1,500,000 shares of Common Stock currently authorized under the 1996 ISO Plan and the 1996 Non-Qualified Plan, at April 4, 1997 an aggregate of 446,228 shares remained available for future grants.

     The following summary description of the 1996 Non-Qualified Plan is qualified in its entirety by the full text of the 1996 Non-Qualified Plan, as proposed to be amended, which may be obtained by the Company's stockholders upon request to the Secretary of the Company. The 1996 Non-Qualified Plan was approved by the Board, and subsequently by the shareholders. On April 3, 1997 the amendments discussed herein have been approved by the Board subject to shareholder approval.

     The last sale price of a share of the Company's Common Stock as reported by the Nasdaq National Market on April 4, 1997 was $5 1/8.

Description of the 1996 Non-Qualified Plan

     Administration of the 1996 Non-Qualified Plan. The 1996 Non-Qualified Plan as originally adopted provided that such plan be administered by the Stock Option Committee, which is a subcommittee of the Compensation Committee, comprised of not less than two persons to be appointed by the Board. Other than as recipients of non-discretionary annual grants on each February 15th, members of the committee were not eligible to become participants under the 1996 Non-Qualified Plan while members of the committee or for a period of three months thereafter and were required, unless otherwise determined by the Board, to be "disinterested persons" as such term was defined in Rule 16b-3 under the Exchange Act. Subject to shareholder approval, the Board has amended the 1996 Non-Qualified Plan to provide that any of the Compensation Committee, the Stock Option Committee (collectively, the "Committees") or the Board may administer the 1996 Non-Qualified Plan and that such persons administering the 1996 Non-Qualified Plan need not be "disinterested persons" as such term was formerly defined under Rule 16b-3. Further, subject to shareholder approval, the Board has amended the 1996 Non-Qualified Plan to provide that members of the Board or any of the Committees are eligible to receive discretionary grants of awards thereunder. As discussed above under "Proposal No. 2," Rule 16b-3, as amended now gives companies greater flexibility in administering their plans. Accordingly, subject to shareholder approval the Board has amended the 1996 Non-Qualified Plan to take advantage of this greater flexibility by removing these requirements as to administration and to permit members of the Board or any of the Committees to receive discretionary grants thereunder. Such amendments are included as part of this Proposal No. 3 for vote by the shareholders at the Meeting.

     The members of the Committees serve at the pleasure of the Board, which has the power at all times to remove members from the Committees or to add members thereto. Vacancies in the Committees, however caused, are filled by action of the Board. All decisions or determinations of the Committees or the Board are made by the majority vote or decision of all of its members. The interpretation and construction by any of the Committees or the Board of the provisions of the 1996 Non-Qualified Plan or of the options granted thereunder are final unless otherwise determined by the Board.

     Eligibility to Participate in the 1996 Non-Qualified Plan. It was intended that the plan as originally adopted provide that key consultants, advisors, directors and employees of the Company are eligible for the grant of options under the 1996 Non-Qualified Plan; however, such provision as to key consultants and employees was somewhat unclear. The plan as originally adopted provided that members of the Committees were ineligible to become participants under the 1996 Non-Qualified Plan, except that they were permitted to receive non-discretionary grants of options. This provision was necessary under former Rule 16b-3 in order for the Stock Option Committee to be composed of "disinterested persons" as that term was formerly defined in Rule 16b-3. As discussed above, amendments to Rule 16b-3 eliminated this requirement in order to result in grant and award transactions being exempt from Section 16(b). Accordingly, the Board, subject to shareholder approval, has amended the 1996 Non-Qualified Plan to provide that all members of the Board and the Committees are eligible to receive discretionary grants of options under the 1996 Non-Qualified Plan. Furthermore, subject to shareholder approval, the Board has amended the 1996 Non-Qualified Plan to clarify that key consultants and employees of the Company, in addition to key advisors and directors, are eligible to participate in the 1996 Non-Qualified Plan. Such amendments are included as part of this Proposal No. 3 for vote by the shareholders at the Meeting. Giving effect to the amendment to the 1996 Non-Qualified Plan expanding persons eligible to participate, as of April 4, 1997, approximately 105 persons, plus any consultants or advisors retained by the Company from time to time, were eligible to participate in the 1996 Non-Qualified Plan.

     Common Stock Subject to the 1996 Non-Qualified Plan. The original total number of shares available to be issued under the 1996 Non-Qualified Plan and the 1996 ISO Plan was 1,500,000. The Board has amended the 1996 Non-Qualified Plan, subject to shareholder approval, to increase such number of shares to 3,000,000. Such amendment is included as part of this Proposal No. 3 for vote by the shareholders at the Meeting. A similar amendment to the 1996 ISO Plan is being presented to shareholders as part of Proposal No. 2, above. The issuance and sale of the shares of Common Stock currently authorized by the 1996 ISO Plan and the 1996 Non-Qualified Plan is covered by a Registration Statement on Form S-8 on file with the Commission; provided that sales by affiliates of the Company are subject to the volume limitations contained in Rule 144 under the Securities Act..

     If any change is made in the shares of Common Stock subject to the 1996 Non-Qualified Plan or subject to any option granted under the 1996 Non-Qualified Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Committees or the Board as to the maximum number of shares subject to the 1996 Non-Qualified Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Committees or the Board shall be final, binding and conclusive upon each participant.

     Amendments or Discontinuation of the 1996 Non-Qualified Plan. The Board may make such amendments, changes and additions to the 1996 Non-Qualified Plan, or may discontinue and terminate the 1996 Non-Qualified Plan, as it may deem advisable from time to time; provided, however, that no action may affect or impair any options theretofore granted under the 1996 Non-Qualified Plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote thereon shall be necessary to effect any amendment to the 1996 Non-Qualified Plan which would increase the number of shares of Common Stock subject to options granted under the 1996 Non-Qualified Plan. In addition to the requirement in the 1996 Non-Qualified Plan that the shareholders approve an increase in shares authorized under the 1996 Non-Qualified Plan, the amendments being presented hereby to the shareholders for vote thereon, are being so presented for purposes of complying with Nasdaq National Market listing requirements.

     ERISA. The 1996 Non-Qualified Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     Nontransferability. Options granted pursuant to the 1996 Non-Qualified Plan are not transferable by the holder thereof, other than by will, the laws of descent and distribution, or (if authorized in the applicable Stock Option Agreement) pursuant to a qualified domestic relations order, as defined by the Code, or Title I of ERISA or the rules thereunder.

     Granting of Options. Any of the Committees or the Board shall determine the key advisors, directors and, subject to shareholder approval, key consultants and employees to be granted options under the 1996 Non-Qualified Plan, the number of shares of Common Stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the 1996 Non-Qualified Plan. All stock options granted pursuant to the 1996 Non-Qualified Plan shall be evidenced by stock option agreements, which need not be identical, between the Company and the participant in such form as any of the Committees or the Board shall from time to time approve, subject to the terms of the 1996 Non-Qualified Plan. Each stock option agreement shall state the total number of shares of Common Stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof.

     The 1996 Non-Qualified Plan provides that annually, on February 15 of each of the Company's fiscal years, any director of the Company who at the time is not a full-time employee of the Company (a "Participating Director"), will be automatically granted an option for 2,500 shares of Common Stock (a
"Participating Director Option"). Each person who becomes a Participating Director after the first day of the Company's fiscal year and within nine months of that date will be granted, on the date that person becomes a Participating Director, a Participating Director Option for a number of shares of Common Stock determined by pro rating the normal 2,500 share annual amount based on the period of time remaining in the fiscal year in which such person becomes a Participating Director. No person, who owns 10% or more of the outstanding Common Stock of the Company (including shares of Common Stock issuable upon exercise of outstanding options and warrants), will be granted Participating Director Options.

     Life of the 1996 Non-Qualified Plan. Options may be granted under the 1996 Non-Qualified Plan until February 25, 2006.

     Exercise Price. The price at which the shares of Common Stock subject to each option (other than Participating Director Options) granted under the 1996 Non-Qualified Plan may be purchased (the "option price" or "exercise price") shall be determined by any of the Committees or the Board . Any of the Committees or the Board shall have the authority at the time the option is granted to prescribe in any stock option agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices. Participating Director Options have an exercise price equal to the fair market value of the Common Stock on the date of the grant. The exercise price of all options granted under the 1996 Non-Qualified Plan is payable in full upon the exercise of such option, which payment shall be in cash or stock (that has been owned by the Participant for at least six months) or notes of the Company, or, as agreed to by the Board, other consideration.

     Terms and Conditions of Exercise; Exercise Period. The terms and conditions of any option granted under the 1996 Non-Qualified Plan and the exercise period are governed by the stock option agreement between the holder of the option and the Company. Subject to the limitations set forth in the 1996 Non-Qualified Plan, the terms of such stock option agreement, including the exercise period, are determined by any of the Committees or the Board and need not be uniform among recipients of similar options. Except as set forth in a stock option agreement or otherwise determined by any of the Committees or the Board, options (other than Participating Director Options) granted pursuant to the 1996 Non-Qualified Plan may be exercised only if the Participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, a consultant, advisor, director or employee of the Company. Except as set forth in a stock option agreement or otherwise determined by any of the Committees or the Board, the right to exercise any unexercised portion of any option (other than Participating Directors Options) granted under the 1996 Non-Qualified Plan terminates on the date of termination of the relationship between the Participant and the Company, for any reason, without regard to cause, other than by reason of death or disability. Subject to such exceptions, the option may not be exercised thereafter, and the shares of Common Stock subject to the unexercised portion of such option may again be subject to new options under the 1996 Non-Qualified Plan. Except as set forth in a stock option agreement or otherwise determined by any of the Committees or the Board, in the event a Participant dies or is disabled while he is an advisor to or a director of the Company, any options (other than Participating Directors Options) theretofore granted to him shall be exercisable only within the 12 months immediately succeeding such death or disability and then only (a) in the case of death, by the person or persons to whom the Participant's rights under such option shall pass by will or the laws of descent and distribution, and in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that he was entitled to exercise such option at the date of his death or disability. Participating Director Options remain exercisable for ten years after the date of grant and the option holder (or his legal representative or that of his estate) may continue to exercise an option notwithstanding that the holder ceases to be a Participating Director. The maximum option term under the 1996 Non-Qualified Plan is ten years after the date of grant.

New Plan Benefits

     The benefits or amounts that will be received or allocated in the future under the 1996 Non-Qualified Plan are not determinable.

U.S. Federal Income Tax Consequences

     The following is a summary of the U.S. Federal income tax consequences under current tax law (without regard to any proposed changes, which may be retroactive in effect) with respect to non-qualified stock options granted to U.S. key consultants, advisors, directors and employees under the 1996 Non-Qualified Plan. For this purpose, it is assumed that the shares acquired pursuant to the exercise of an option are held by the optionee as a capital asset. Certain other rules not discussed here apply to the use of previously acquired shares of Common Stock in payment of the option exercise price.

     Non-Qualified Options. No taxable income will be recognized by an optionee upon the grant of a non-qualified stock option. Upon the exercise of the option, the excess of the fair market value of the shares at the time of such exercise over the exercise price will be treated as compensation. Any amounts treated as compensation (i) will be taxable as ordinary income to the optionee and (ii) generally will be allowed as an income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of the option will be increased by any amounts so treated as compensation.

     Any gain or loss realized by an optionee on the subsequent sale of shares acquired upon the exercise of a non-qualified stock option will be short-term or long-term capital gain depending on the period the shares were held.

     Cancellation or Surrender. Consideration received by an optionee upon the surrender to, or cancellation by, the Company of a non-qualified stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to the Company.

     The Board recommends a vote "FOR" approval of the amendments to the 1996 Non-Qualified Plan to (i) increase the total number of shares of Common Stock which may be issued pursuant to options which may be granted under the 1996 Non-Qualified Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares of Common Stock which have been or may be issued pursuant to options granted under the 1996 ISO Plan; (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board may administer the 1996 Non-Qualified Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under the Exchange Act; (iii) provide that members of the Board or any committee administering the 1996 Non-Qualified Plan are eligible to receive discretionary grants of options thereunder; and (iv) clarify that all key consultants and employees of the Company are eligible to participate in the 1996 Non-Qualified Plan in addition to key advisors and directors (Proposal No. 3 on your proxy card).

                                 PROPOSAL NO. 4

        PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     At present, the Company is authorized to issue two classes of capital stock consisting of Common Stock with a par value of $.001 per share and Preferred Stock with a par value of $1.00 per share (the "Preferred Stock"). 30,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock are currently authorized. As of April 4, 1997, there were 23,693,199 shares of Common Stock issued and outstanding, an aggregate of 2,152,098 shares of Common Stock reserved for issuance pursuant to options issued and outstanding under the 1996 ISO Plan, the 1996 Non-Qualified Plan, the 1986 Incentive Stock Option Plan and the 1986 Non-Qualified Stock Option Plan and 2,824,142 shares of Common Stock reserved for issuance pursuant to outstanding warrants. Accordingly, giving effect to such issuances and reserves, approximately 1,330,561 shares of Common Stock remain available for issuance. If Proposal Nos. 2 or 3 described above are approved by shareholders at the Meeting and this Proposal No. 4 is not approved, the Company would have an insufficient number of authorized shares of Common Stock to grant all options permitted under the 1996 ISO Plan and the 1996 Non-Qualified Plan.

     The Board of Directors believes that it is in the best interests of the Company to increase the authorized number of shares of Common Stock from 30,000,000 to 45,000,000, and on April 3, 1997 the Board voted unanimously to submit to a vote of stockholders an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") so increasing the authorized Common Stock. The Company has no present agreement, commitment, plan or intent to issue any of the additional shares of Common Stock provided for in this Proposal. If this Proposal is approved, the additional authorized Common Stock, as well as the currently authorized but unissued Common Stock, would be immediately available in the future for such corporate purposes as the Board deems advisable from time to time without further action by the stockholders, unless such action is required by applicable law or any stock exchange or securities market upon which the Company's shares may be listed.

     The additional authorized Common Stock resulting from the approval of this Proposal will have the same terms and rights as the existing Common Stock. Holders of the Common Stock of the Company do not presently have preemptive rights nor will they as a result of the approval of this Proposal.

     The Board anticipates that the authorized Common Stock in excess of those shares outstanding and reserved for issuance (including, if authorized, the additional Common Stock provided for in this Proposal) will be utilized for general corporate purposes, including grants of stock options. These shares may also be publicly sold or privately placed by the Company as part of financing transactions and may be utilized by the Company in connection with acquisitions, commercial agreements and stock splits. Such increase in shares also could be used to make more difficult a change in control of the Company. Though the Company has no current plan or intention to issue such shares as a takeover defense, the additional authorized shares could be used to discourage persons from attempting to gain control of the Company or make more difficult the removal of management. Management is not currently aware of any specific effort to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

     It should be noted that, subject to the limitations discussed above, all of the types of Board action described in the preceding paragraphs can currently be taken and the power of the Board to take such actions would not be enhanced by the passage of this Proposal, although this Proposal would increase the number of shares of Common Stock that are subject to such action.

     If this Proposal is approved and the amendment to the Certificate of Incorporation becomes effective, the first paragraph of Article Fourth of the Company's Certificate of Incorporation, which sets forth the Company's presently authorized capital stock, will be amended to read as set forth below.

     "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is forty-five million (45,000,000) shares of common stock with a par value of one tenth of one cent ($.001) per share and four million (4,000,000) shares of preferred stock with a par value of one dollar ($1.00) per share."

     The  Board  recommends  a  vote  "FOR"  approval  of the  amendment  to the
Company's Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 30,000,000 to 45,000,000 (Proposal No. 4 on your proxy card).

                                 PROPOSAL NO. 5

            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP as independent certified public accountants for the Company for the year ending December 31, 1997. KPMG Peat Marwick LLP has served as the Company's auditor since 1988. The ratification of the selection of independent certified public accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for KPMG Peat Marwick LLP. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting, to have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     The Board recommends a vote "FOR" the selection of KPMG Peat Marwick to act as the Company's certified public accountants for the year ending December 31, 1997 (Proposal No. 5 on your proxy card).

STOCKHOLDERS PROPOSALS

     A stockholder proposal intended to be presented at the Company's Annual Meeting of Stockholders to he held in 1998 must be received by the Company on or before December 24, 1997 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

GENERAL

     The cost of soliciting proxies will be borne by the Company. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock. Additionally, the Company has retained Corporate Communications Investors, Inc. to assist in the solicitation of proxies for a fee of approximately $4,500, plus expenses.

     Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for directors named herein, and FOR Proposals Nos. 2, 3, 4 and 5.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by the filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares of Common Stock or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his or her shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, John B. Landes, Esq. at ImClone Systems Incorporated, 180 Varick Street, Seventh Floor, New York, New York 10014.

     The Board knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

     Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.


                                             By Order of the Board of Directors



                                             John B. Landes
                                             Secretary

New York, New York
April ___, 1997


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                                                      Appendix A

                          IMCLONE SYSTEMS INCORPORATED

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, June 3, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ImClone Systems Incorporated

     PLEASE MARK VOTES AS IN
  X  THIS EXAMPLE
 ---

1.) ELECTION OF DIRECTORS.   For: ____    Withheld: ____    For All Except: ____

Nominees:

Richard Barth              Jean Carvais
Vincent T. DeVita, Jr.     Robert F. Goldhammer
David M. Kies              Paul B. Kopperl
William R. Miller          Harlan W. Waksal
Samuel D. Waksal

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee(s) name. Your shares shall be voted for the remaining nominee(s).

RECORD DATE SHARES:

2.) To approve amendments to the 1996 Incentive Stock Option Plan (the "1996 ISO Plan") to (i) increase the total number of shares of common stock, $.001 par value (the "Common Stock") which may be issued pursuant to options which may be granted under the 1996 ISO Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares of Common Stock which have been or may be issued pursuant to options granted under the Company's 1996 Non-Qualified Stock Option Plan (the "1996 Non-Qualified
     Plan); and (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board of Directors (the "Board") may administer the 1996 ISO Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     For: ____                Against: ____              Abstain: ____

3.) To approve amendments to the 1996 Non-Qualified Stock Option Plan to (i) increase the total number of shares of Common Stock which may be issued pursuant to options which may be granted under the 1996 Non-Qualified Plan from 1,500,000 to 3,000,000, which number shall be reduced by the number of shares of Common Stock which have been or may be issued pursuant to options granted under the 1996 ISO Plan; (ii) provide that any of the Compensation Committee, the Stock Option Committee or the Board may administer the 1996 Non-Qualified Plan and that such persons need not be "disinterested persons" as such term was formerly defined in Rule 16b-3 promulgated under the Exchange Act; (iii) provide that members of the Board or any committee administering the 1996 Non-Qualified Plan are eligible to receive discretionary grants of options thereunder; and (iv) clarify that key consultants and employees of the Company are eligible to participate in the 1996 Non-Qualified Plan in addition to key advisors and directors.

     For: ____                Against: ____              Abstain: ____

4.) To approve an amendment to the Certificate of Incorporation to increase the authorized shares of Common Stock from 30,000,000 shares to 45,000,000 shares.

     For: ____                Against: ____              Abstain: ____

5.) To ratify the selection by the Board of Directors of KPMG Peat Marwick as independent certified public accountant for the fiscal year ending December 31, 1997.

     For: ____                Against: ____              Abstain: ____

6.) To consider and act upon any other business as may come before the meeting or any adjournment thereof.

Please be sure to sign and date the Proxy.   Date:

                                             Mark box at right if comments _____
                                             or address change have been
                                             noted on the reverse side of this
                                             card.

_____________________________________________
Shareholder sign here      Co-owner sign here

Detach Card

                          IMCLONE SYSTEMS INCORPORATED

               Proxy for the Meeting of Stockholders, June 3, 1997 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert F. Goldhammer, John B. Landes and Samuel
D. Waksal as Proxies each with power of substitution and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of ImClone Systems Incorporated held of record by the undersigned on April 7, 1997 at the Annual Meeting of Stockholders to be held on June 3, 1997 or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO STATE STREET BANK AND TRUST COMPANY. THE COMPANY'S TRANSFER AGENT, TO BE RECEIVED NO LATER THAN MAY 15,

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1,2,3,4,5, AND 6.

   PLEASE NOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign the partnership name.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_______________________________             __________________________________
_______________________________             __________________________________
_______________________________             __________________________________

                                                                      Appendix B

                          IMCLONE SYSTEMS INCORPORATED
                 1996 INCENTIVE STOCK OPTION PLAN, AS AMENDED(1)

                                    ARTICLE 1

                                 Purpose of Plan

     1.1 General Purpose. The purpose of this Incentive Stock Option Plan (the "Plan") is to promote the interests of ImClone Systems Incorporated, and any subsidiaries of such company, as from time to time may be formed or acquired (collectively, the "Company"), by affording key executives and employees an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such employees increased personal interest in its continued success.

     1.2 Statutory Stock Option. Options granted under the Plan are intended to be "incentive stock options" to which Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), applies.

----------
(1) This plan was adopted by the Board on February 25, 1996 and approved by the stockholders on June 3, 1996; it was amended by the Board on April 3, 1997 and such amendments were ratified by the stockholders on ____, 1997.

                                   ARTICLE II

                             Shares Subject to Plan

     2.1 Description of Shares. Subject to Article VII hereof, the stock to which the Plan applies is shares of the Company's common stock, $.001 par value ("Common Stock"), either authorized but unissued or Treasury shares. The number of shares of Common Stock to be issued or sold pursuant to options granted hereunder shall not exceed 3,000,000 shares; provided, that such number shall be reduced by the number of shares which have been sold under, or may be sold pursuant to options granted from time to time under, the Company's 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), to the same extent as if such sales had been made or options had been granted pursuant to this Plan.

     2.2 Restoration of Unpurchased Shares. Any shares subject to an option granted hereunder or under the Non-Qualified Plan that, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option to be granted hereunder.

                                   ARTICLE III

                     Administration; Committees; Amendments

     3.1 Administration.. The Plan shall be administered by any of the Compensation Committee, the Stock Option Committee (which is a subcommittee of the Compensation Committee) (collectively, the "Committees") or the Company's Board of Directors (the "Board"). The Committees shall be comprised of not less than two persons who shall be appointed by the Board from among the members of the Board. Members of the Committees shall not be eligible to become participants under the Plan while they are members of the Committees or for a period of three months thereafter.

     3.2 Duration; Removal; Etc. The members of the Committees shall serve at the pleasure of the Board, which shall have the power at all times to remove members from the Committees or to add members thereto. Vacancies in the Committees, however caused, shall be filled by action of the Board.

     3.3 Meetings; Actions of Committees. Each of the Committees and the Board may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions or determinations of each of the Committees and the Board shall be made by the majority vote or decision of all of its members, whether present at a meeting or not; provided, however, that any decision or determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made at a meeting duly called and held. Each of the Committees and the Board may make such rules and regulations for the conduct of its business not inconsistent herewith as it may deem advisable.

     3.4 Interpretation. The interpretation and construction by any of the Committees or the Board of the provisions of the Plan or of the options granted hereunder shall be final, unless in the case of the Committees otherwise determined by the Board. No member of the Board or of the Committees shall be liable for any action taken or determination made in good faith.

     3.5 Amendments or Discontinuation. The Board may make such amendments, changes, and additions to the Plan, or may discontinue and terminate the Plan, as it may deem advisable from time to time; provided, however, that no action shall affect or impair any options theretofore granted under the Plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock present at a meeting in person or by proxy and entitled to vote at the meeting shall be necessary to effect any amendment to the Plan which would
(a) increase the number of shares of Common Stock subject to options granted under the Plan, or (b) authorize the granting of options at a price below the minimum price established by Section 5.3 hereof.

                                   ARTICLE IV

                  Participants; Maximum Grant; Duration of Plan

     4.1 Eligibility and Participation. Options shall be granted only to persons ("Participants") who at the time of granting are key executives or key employees of the Company. Subject to the provisions of Section 4.3 hereof, the Committees or the Board shall determine the key executives and key employees to be granted options hereunder, the number of shares of Common Stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the Plan.

     4.2 Guidelines for Participation. In selecting Participants and determining the numbers of shares of Common Stock for which options are to be granted the Committees or the Board shall consult with officers and directors of the Company, and shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as any of the Committees or the Board shall deem relevant.

     4.3 Maximum Grant. Notwithstanding anything to the contrary in the Plan, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock for which any Participant may be granted options in any calendar year (under all plans, including the Plan, providing for the grant of incentive stock options of the Company and its parent and subsidiaries) shall not exceed $100,000.

     4.4 Duration of Plan. All options under the Plan shall be granted within ten years from the date the Plan is adopted, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

                                    ARTICLE V

                         Terms and Conditions of Options

     5.1 Individual Stock Option Agreements. All stock options granted pursuant to the Plan shall be evidenced by stock option agreements ("Stock Option Agreements"), which need not be identical, between the Company and the Participant in such form as any of the Committees or the Board shall from time to time approve, subject to the terms of the Plan.

     5.2 Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof, it being understood that any of the Committees or the Board shall have authority to prescribe in any Stock Option Agreement that the option evidenced thereby may be exercisable in full or in part, as to any number of shares subject thereto, at any time or from time to time during the term of the option, or in such installments at such times during said term as any of the Committees or the Board may determine; provided that no option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date such option is granted. A previously granted incentive stock option shall be treated as outstanding until it is exercised in full or expires by reason of the lapse of time. Except as otherwise provided in any Stock Option Agreement, an option may be exercised at any time or from time to time during the term of the option as to any or all full (but no fractional) shares which have become purchasable under such option. Any of the Committees or the Board shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option granted hereunder.

     5.3 Option Price. The price at which the shares of Common Stock subject to each option granted under this Plan may be purchased (the "option price" or "exercise price") shall be determined by any of the Committees or the Board, which shall have authority at the time the option is granted to prescribe in any Stock Option Agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices, but in no case shall the original exercise price of any option be less than 100% of the fair market value of such shares on the date the option is granted, as determined by any of the Committees or the Board in accordance with applicable Treasury Regulations. Notwithstanding anything contained to the contrary herein, no option shall be granted to any employee who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary unless, at the time option is granted, the exercise price of the option is at least 110% of the fair market value of the shares of Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. For purposes of determining the ownership of stock of the Company, the rules of Section 424(d) of the Code shall be applied.

     5.4 Method of Exercising Option; Full Payment. Subject to Section 6.1 and
6.2 hereof, options granted pursuant to the Plan may be exercised only if the Participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, an employee of the Company, a parent or subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in respect of such option in a transaction to which Section 424(a) of the Code applies. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the Participant's election to exercise the option and the number of shares of Common Stock in respect of which it is being exercised, and shall be signed by the Participant so exercising the option. Such notice shall be accompanied by (a) the Stock Option Agreement (which, if not exercised for all the shares thereto, shall be appropriately endorsed and returned to the Participant; (b) payment of the full purchase price of such shares, which payment shall be in cash, by check or in stock of the Company that has been owned by the participant for at least six months, or notes of the Company or, as agreed to by the Board, other consideration; and (c) such written representations and other documents as may be desirable, in the opinion of the Company's legal counsel, for purposes of compliance with state or Federal securities or other laws. In the case of payment made in stock of the Company, the stock shall be valued at its Fair Market Value (as hereinafter defined) on the last business day prior to the date of exercise. The term "Fair Market Value" for the Common Stock on any particular date shall mean the last reported sale price of the Common Stock on the principal market on which the Common Stock trades on such date or, if no trades of Common Stock are made or reported on such date, then on the next preceding date on which the Common Stock traded. The Company shall deliver a certificate or certificates representing shares of Common Stock purchased pursuant to such notice to the purchaser as soon as practicable after receipt of such notice, subject to Article VIII hereof. Any of the Committees or the Board may amend an already outstanding Stock Option Agreement to add a provision permitted by clause (b) of this Section 5.4, and no such amendment, by itself, shall be deemed to constitute the grant of a new option for purposes of this Plan; provided that this sentence shall not be determinative of whether any such amendment constitutes a new grant for purposes of qualification as an Incentive Stock Option.

     5.5 Rights as a Shareholder. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to an option granted under the Plan until the date of the issuance to such Participant of stock certificates in respect of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.6 Other Provisions. Stock Option Agreements entered into pursuant to the Plan may contain such other provisions (not inconsistent with the Plan) as any of the Committees or the Board may deem necessary or desirable, including, but not limited to, covenants on the part of the Participant not to compete, not to sell Common Stock obtained from the exercise of options for specified periods of time, and remedies available to the Company in the event of the breach of any such covenant.

                                   ARTICLE VI

                   Termination of Employment; Transferability

     6.1 Termination of Employment. Except as otherwise provided in connection with the grant of any option or the termination of any Participant, the right to exercise any unexercised portion of any option granted under the Plan shall terminate immediately upon termination of the employment relationship between the Participant and the Company (or its parent or subsidiary, as the case may be), for any reason, without regard to cause, other than by reason that the Participant dies or becomes disabled (as defined in the Code). The option may not be exercised thereafter, and the shares of Common Stock subject to the unexercised portion of such option may again be subject to new options under the Plan.

     6.2 Death or Disability of Participant. Except as otherwise permitted in connection with the grant of any option or the death or disability of a Participant, in the event a Participant dies or is disabled while in the employ of the Company or of a parent or subsidiary of the Company, any options theretofore granted to him shall be exercisable only within the next 12 months immediately succeeding such death or disability and then only in the case of death (a) by the person or persons to whom the Participant's rights under the option shall pass by will or the laws of descent and distribution, and, in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that he was entitled to exercise the option at the date of his death.

     6.3 Transferability. Options granted to a Participant under the Plan shall not be transferable otherwise than by will, by the laws of descent and distribution, or (if authorized in the applicable Stock Option Agreement) pursuant to a qualified domestic relations order ("QDRO") as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the Participant's lifetime, options shall be exercised only by such Participant, such Participant's guardian or legal representative, or (if authorized in the applicable Stock Option Agreement) such Participant's transferee pursuant to a QDRO.

                                   ARTICLE VII

                               Capital Adjustments

     7.1 Capital Adjustments. If any change is made in the shares of Common Stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by any of the Committees or the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights; provided, however, that any such adjustment shall comply with the rules of Section 424(a) of the Code and provided further that in no event shall any adjustment be made that would cause any option granted hereunder to be considered other than an incentive stock option. Any determination made by any of the Committees or the Board under this Article VII shall be final, binding and conclusive upon each Participant.

                                  ARTICLE VIII

                            Legal Requirements, Etc.

     8.1 Revenue Stamps. The Company shall be responsible and shall pay for any transfer, revenue, or documentary stamps with respect to shares issued upon the exercise of options granted under the Plan.

     8.2 Legal Requirements. The Company shall not be required to issue certificates for shares upon the exercise of any option unless and until, in the opinion of the Company's legal counsel, such issuance would not result in a violation of any state or Federal securities or other law. Certificates for shares, when issued, shall have, if required in the opinion of the Company's legal counsel, the following legend, or statements of other restrictions, endorsed thereon, and may not be immediately transferable:

     The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sales, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission and any applicable state Securities laws.

     8.3 Private Offering. The options to be granted under the Plan are available only to a limited number of present and future key executives and employees of the Company and its subsidiaries who have knowledge of the Company's financial condition, management, and affairs. Such options are not intended to provide additional capital for the Company but are to encourage stock ownership by the Company's key personnel. By the act of accepting an option, in the absence of an effective registration statement under the Securities Act of 1933, as amended, Participants shall agree that upon exercise of such option, they will acquire the shares of Common Stock that are the subject thereof for investment and not with any intention at such time to resell or redistribute the same, and they shall confirm such agreement at the time of exercise, but the neglect or failure to confirm the same in writing shall not be a limitation of such agreement.

                                   ARTICLE IX

                                     General

     9.1 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the exercise of options therefor shall be used for general corporate purposes.

     9.2 Right of the Company to Terminate Employment. Nothing contained in the Plan or in a Stock Option Agreement shall confer upon any Participant any right to be continued in the employ of the Company or of any subsidiary of the Company, or interfere in any way with the right of the Company, or such subsidiary, to terminate his employment for any reason whatsoever, with or without cause, at any time.

     9.3 No Obligation to Exercise. The granting of an option hereunder shall impose no obligation upon the Participant to exercise such option.

     9.4 Effectiveness of Plan. The Plan shall become effective upon its adoption by the shareholders of the Company. Options may be granted under the Plan prior to the approval of the Plan by the Shareholders, but no such option may be exercised prior to such approval.

     9.5 Other Benefits. Participation in the Plan shall not preclude a Participant from eligibility in any other stock benefit plan of the Company or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other plan which the Company has adopted, or may, at any time, adopt for the benefit of its parents' or its subsidiaries' executives and/or employees.

     9.6 Company Records. Records of the Company as to a Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters will be conclusive for all purposes hereunder.

     9.7 Tax Requirement. The exercise or surrender of any option under this Plan shall constitute a Participant's full and complete consent to whatever action the Committee elects to satisfy the Federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise.

     9.8 Interpretations and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within any of the Committees' or Board's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

     9.9 Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by any of the Committees or the Board to perform its duties and functions under the Plan.

     9.10 Notice of Disqualifying Disposition. If a Participant sells or otherwise disposes of any share of Common Stock transferred to him pursuant to the exercise of an option granted hereunder within two years from the date of the granting of the option or within one year of the transfer of such shares to him (i.e., a "disqualifying disposition"), the Participant, within ten days thereafter, shall furnish to any of the Committees or the Board at the principal offices of the Company, written notice of such sale or other disposition.

     9.11 Governing Law. The Plan and any and all options granted thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time in effect.

     9.12 Certain Definitions.

          9.12.1 "Parent". The term "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

          9.12.2 "Subsidiary". The term "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

          9.12.3 "Incentive Stock Option". The term "incentive stock option" shall mean an option described in Section 422(b) of the code.

          9.12.4 "Disabled." The term "disabled" shall have the definition set forth in Section 22(a)(3) of the Code.

                                                                      Appendix C

                          IMCLONE SYSTEMS INCORPORATED

               1996 NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED(1)

                                    ARTICLE I

                                 Purpose of Plan

     1.1 General Purpose. The purpose of this Non-Qualified Stock Option Plan (the "Plan") is to promote the interests of ImClone Systems Incorporated (the "Company") by affording key consultants, advisors, directors and employees an opportunity to acquire a proprietary interest in the Company pursuant to stock options issued by the Company, and thus to create in such persons increased personal interest in its continued success.

     1.2 Statutory Stock Option. Options granted under the Plan are intended to be "non-qualified" stock options under the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE II

                             Shares Subject to Plan

     2.1 Description of Shares. Subject to Article VIII hereof, the stock to which the Plan applies is shares of the Company's common stock, $.001 par value ("Common Stock"), either

----------
(1) This plan was adopted by the Board on February 25, 1996 and approved by the stockholders on June 3, 1996; it was amended by the Board on April 3, 1997 and such amendments were ratified by the stockholders on _________, 1997.

authorized but unissued or Treasury shares. The number of shares of Common Stock to be issued or sold pursuant to options granted hereunder shall not exceed 3,000,000 shares; provided, that such number shall be reduced by the number of shares which have been sold under, or may be sold pursuant to options granted from time to time under, the Company's 1996 Incentive Stock Option Plan (the "Incentive Stock Option Plan") to the same extent as if such sales had been made or options had been granted pursuant to this Plan.

     2.2 Restoration of Unpurchased Shares. Any shares subject to an option granted hereunder that, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option to be granted hereunder.

                                   ARTICLE III

                     Administration; Committees; Amendments

     3.1 Administration. The Plan shall be administered by any of the Compensation Committee, the Stock Option Committee (which is a subcommittee of the Compensation Committee) (collectively, the "Committees") or the Board of Directors of the Company (the "Board"). The Committees shall be comprised of not less than two persons who shall be appointed by the Board from among the members of the Board. Members of the Committees and the Board shall be eligible to become participants under the Plans and may receive discretionary and non-discretionary grants of options.

     3.2 Duration; Removal; Etc. The members of the Committees shall serve at the pleasure of the Board, which shall have the power at all times to remove members from the

Committees or to add members thereto. Vacancies in the Committees, however caused, shall be filled by action of the Board.

     3.3 Meetings; Actions of Committee. Each of the Committees may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions or determinations of the Committees and the Board shall be made by the majority vote or decision of all of its members, whether present at a meeting or not; provided, however, that any decision or determination reduced to writing and signed by all of the members shall be as fully effective as if this had been made at a meeting duly called and held. Each of the Committees and the Board may make such rules and regulations for the conduct of its business not inconsistent herewith as it may deem advisable.

     3.4 Interpretation. The interpretation and construction by any of the Committees or the Board of the provisions of the Plan or of the options granted hereunder shall be final, unless in the case of the Committees otherwise determined by the Board. No member of the Board or of the Committees shall be liable for an action taken or determination made in good faith.

     3.5 Amendments or Discontinuation. The Board may make such amendments, changes, and additions to the Plan, or may discontinue and terminate the Plan, as it may deem advisable from time to time; provided, however, that no action shall affect or impair any options theretofore granted under the Plan, and provided, further, however, that the affirmative vote of the owners of a majority of the outstanding shares of Common Stock present at a meeting in person or by proxy and entitled to vote shall be necessary to effect any amendment to the Plan which would increase the number of shares of Common Stock subject to options granted under the Plan.

                                   ARTICLE IV

                  Participants; Maximum Grant; Duration of Plan

     4.1 Eligibility and Participation. Options shall be granted only to persons ("Participants") who at the time of granting are key consultants, advisors, directors or employees of the Company. Any of the Committees or the Board shall determine the key consultants, advisors, directors and employees to be granted options hereunder, the number of shares of Common Stock subject to such options, the exercise prices of options, the terms thereof and any other provisions not inconsistent with the Plan.

     4.2 Guidelines for Participation. In selecting Participants and determining the numbers of shares of Common Stock for which options are to be granted, any of the Committees or the Board shall consult with officers and directors of the Company, and shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as any of the Committees or the Board shall deem relevant.

     4.3 Duration of Plan. All options under the Plan shall be granted within ten years from the date the Plan is approved by the shareholders of the Company.

                                    ARTICLE V

                         Terms and Conditions of Options

     5.1 Individual Stock Option Agreements. All stock options granted pursuant to the Plan shall be evidenced by stock option agreements ("Stock Option Agreements"), which need not be identical, between the Company and the Participant in such form as any of the Committees or the Board shall from time to time approve, subject to the terms of the Plan.

     5.2 Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock with respect to which the option is granted, the terms and conditions of the option, and the exercise price or prices thereof, it being understood that any of the Committees or the Board shall, subject to the terms of Article VII hereof, have authority to prescribe in any Stock Option Agreement that the option evidenced thereby may be exercisable in full or in part, as to any number of shares subject thereto, at any time or from time to time during said term as any of the Committees or the Board may determine; provided that no option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date such option is granted. Except as otherwise provided in any Stock Option Agreement, an option may be exercised at any time or from time to time during the term of the option as to any or all full (but no fractional) shares which have become purchasable under such option. Subject to the terms of Article VII hereof, any of the Committees or the Board shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any option granted hereunder.

     5.3 Option Price. Subject to the terms of Article VII hereof, the price at which the shares of Common Stock subject to each option granted under this Plan may be purchased (the "option price" or "exercise price") shall be determined by any of the Committees or the Board, which shall have the authority at the time the option is granted to prescribe in any Stock Option Agreement that the price per share, with the passage of pre-determined periods of time, shall increase from the original price to higher prices.

     5.4 Method of Exercising Option; Full Payment. Subject to the terms of
Article VII hereof and Section 6.1 and Section 6.2 hereof, options granted pursuant to the Plan may be exercised only if the Participant was, at all times during the period beginning on the date the option was granted and ending on the date of such exercise, a key consultant, advisor, director or employee of the Company. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the Participant's election to exercise the option and the number of shares of Common Stock in respect of which it is being exercised, and shall be signed by the Participant so exercising the option. Such notice shall be accompanied by (a) the Stock Option Agreement (which, if not exercised for all the shares subject thereto, shall be appropriately endorsed and returned to the Participant); (b) payment of the full purchase price of such shares, which payment shall be in cash, by check or in stock of the Company that has been owned by the Participant for at least six months, or notes of the Company or, as agreed to by the Board, other consideration; and such written representations and other documents as may be desirable, in the opinion of the Company's legal counsel, for purposes of compliance with state or Federal securities or other laws. In the case of payment made in stock of the Company, the stock shall be valued at its Fair Market Value (as hereinafter defined) on the last business day prior to the date of exercise. The term "Fair Market Value" for the Common Stock on any particular date shall mean the last reported sale price of the Common Stock on the principal market on which the Common Stock trades on such date or, if no trades of Common Stock are made or reported on such date, then on the next preceding date on which the Common Stock traded. The Company shall deliver a certificate or certificates representing shares of Common Stock purchased pursuant to such notice to the purchaser as soon as practicable after receipt of such notice, subject to Article IX hereof. Any of the Committees or the Board may amend an already outstanding Stock Option Agreement to add a provision permitted by clause (b) of this Section 5.4, and no such amendment, by itself, shall be deemed to constitute the grant of a new option for purposes of this Plan.

     5.5 Rights as a Shareholder. No Participant shall have any rights as a shareholder with respect to shares of Common Stock subject to an option granted under the Plan until the date of the issuance to such Participant of a stock certificate in respect of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.6 Other Provisions. Stock Option Agreements entered into pursuant to the Plan may contain such other provisions (not inconsistent with the Plan) as any of the Committees or the Board may deem necessary or desirable, including, but not limited to, covenants on the part of the Participant not to compete, not to sell Common Stock obtained from the exercise of options for specified periods of time, and remedies available to the Company in the event of the breach of any such covenant.

                                   ARTICLE VI

                          Termination; Transferability

     6.1 Termination. Except as otherwise provided in connection with the grant of any option or the termination of any Participant, the right to exercise any unexercised portion of any option granted under the Plan shall terminate on the date of termination of the relationship between the Participant and the Company, for any reason, without regard to cause, other than by reason of death or disability. The option may not be exercised thereafter, and the shares of Common Stock subject to the unexercised portion of such option may again be subject to new options under the Plan. Such restrictions shall not apply to the options granted pursuant to Article VII which shall be exercisable in accordance with the terms thereof.

     6.2 Death or Disability of Participant. Except as otherwise permitted in connection with the grant of any option or the death or disability of a Participant, in the event a Participant dies or is disabled while he is a consultant, advisor, director or employee of the Company, any options theretofore granted to him shall be exercisable only within the next 12 months immediately succeeding such death or disability and then only (a) in the case of death, by the person or persons to whom the Participants rights under the option shall pass by will or the laws of descent and distribution, and in the case of disability, by such Participant or his legal representative, and (b) if and to the extent that he was entitled to exercise the option at the date of his death or disability. Such restrictions shall not apply to the options of Participating Directors which shall be exercisable in accordance with the terms set forth in Article VII hereof.

     6.3 Transferability. Options granted to a Participant under the Plan shall not be transferable otherwise than by will, by the laws of descent and distribution, or (if authorized in the applicable Stock Option Agreement) pursuant to a qualified domestic relations order ("QDRO") as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the Participant's lifetime, options shall be exercised only by such Participant, such Participant's guardian or legal representative, or (if authorized in the applicable Stock Option Agreement) such Participant's transferee pursuant to a QDRO.

                                   ARTICLE VII

                                Directors' Grants

     7.1 Eligibility. Annually, on February 15 of each of the Company's Fiscal Years, any Director of the Company who at the time is not a full-time employee of the Company (a "Participating Director"), shall be granted an option for 2,500 shares of Common Stock. Each person who becomes a Participating Director after the first day of the Company's fiscal year and within nine months of that date shall be granted, on the date that person becomes a Participating Director, an option for a number of shares of Common Stock determined by pro rating the normal 2,500 share annual amount based on the period of time remaining in the fiscal year in which such person becomes a Participating Director. No person who owns 10% or more of the outstanding Common Stock of the Company (including shares of Common Stock issuable upon exercise of outstanding options and warrants), shall be granted options under this Article. Options under this Article are non-discretionary.

     7.2 Options Terms. Options granted under this Article VII shall not be exercisable until the date upon which the option holder has provided one year of continuous service as a Participating Director following the date of grant of such option. Options granted pursuant to this Article shall have an exercise price equal to the Fair Market Value (as hereinafter defined) of the Common Stock on the date of the grant. The term "Fair Market Value" for the Common Stock on any particular date shall mean the last reported sale price of the Common Stock on the principal market on which the Common Stock trades on such date or, if no trades of Common Stock are made or reported on such date, then on the next preceding date on which the Common Stock traded. Notwithstanding any other provisions of this Plan, options granted under this Article shall remain exercisable for ten years after the date of grant and the option holder (or his legal representative or that of his estate) may continue to exercise an option notwithstanding that the holder ceases to be a Participating Director.

     7.3 Other Provisions. In all other respects, Options granted under this
Article VII shall be subject to the other provisions of the Plan, including but not limited to those governing method of exercise, exercise payment, tax withholding, and transferability. Notwithstanding any other provisions of this Plan, the provisions of this Article VII may not be amended more than once every six months, other than to comport with changes in the Code.

                                  ARTICLE VIII

                               Capital Adjustments

     8.1 Capital Adjustments. If any change is made in the shares of Common Stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by any of the Committees or the Board as to the maximum number of shares subject to the Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any determination made by any of the Committees or the Board under this Article VIII shall be final, binding and conclusive upon each Participant.

                                   ARTICLE IX

                            Legal Requirements, Etc.

     9.1 Revenue Stamps. The Company shall be responsible and shall pay for any transfer, revenue, or documentary stamps with respect to shares issued upon the exercise of options granted under the Plan.

     9.2 Legal Requirements. The Company shall not be required to issue certificates for shares upon the exercise of any option unless and until, in the opinion of the Company's legal counsel, such issuance would not result in a violation of any state or Federal securities or other law. Certificates for shares, when issued, shall have, if required in the opinion of the Company's legal counsel, the following legend, or statements of other restrictions, endorsed thereon, and may not immediately be transferable:

     The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission and any applicable state securities laws.

     9.3 Private Offering. The options to be granted under the Plan are available only to a limited number of present and future key consultants, advisors, directors and employees of the Company who have knowledge of the Company's financial condition, management, and affairs. Such options are not intended to provide additional capital for the Company, but are to encourage stock ownership by the Company's key personnel. By the act of accepting an option, in the absence of an effective registration statement under the Securities Act of 1933, as amended, Participants shall agree that upon exercise of such option, they will acquire the shares of Common Stock that are the subject thereof for investment and not with any intention at such time to resell or redistribute the same, and they shall confirm such agreement at the time of exercise, but the neglect or failure to confirm the same in writing shall not be a limitation of such agreement.

                                    ARTICLE X

                                     General

     10.1 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the exercise of options therefor shall be used for general corporate purposes.

     10.2 Right of the Company to Terminate Relationship. Nothing contained in the Plan or in a Stock Option Agreement shall confer upon any Participant any right to be continued as a consultant, advisor, director or employee of the Company, or interfere in any way with the right of the Company to terminate such relationship for any reason whatsoever, with or without cause, at any time.

     10.3 No Obligation to Exercise. The granting of an option hereunder shall impose no obligation upon the Participant to exercise such option.

     10.4 Effectiveness of Plan. The Plan shall become effective upon its adoption by the Board. Options may be granted under the Plan prior to the approval of the Plan by the Shareholders, but no such option may be exercised prior to such approval.

     10.5 Other Benefits. Participation in the Plan shall not preclude a Participant from eligibility in any other stock benefit plan of the Company or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other plan which the Company has adopted, or may, at any time, adopt.

     10.6 Tax Requirements. The exercise or surrender of any option under this Plan shall constitute a Participant's full and complete consent to whatever action any of the Committees or the Board elect to satisfy the Federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise.

     10.7 Interpretations and Adjustments. To the extent permitted by Law, an interpretation of the Plan and a decision on any matter within any of the Committees' or the Board's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

     10.8 Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by any of the Committees or the Board to perform its duties and functions under the Plan.

     10.9 Governing Law. The Plan and any and all options granted thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York from time to time in effect.

     10.10 Certain Definitions.

          10.10.1 "Parent". The term "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

          10.10.2 "Subsidiary". The term "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

          10.10.3 "Disabled". The term "disabled" shall have the definition set forth in Section 22(a) (3) of the Code.